UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/28/2013

Item 1. Reports to Stockholders.

3	31	2013

SEMIANNUAL REPORT

Oppenheimer Global Strategic Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/28/13

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without sales charge	4.01%	9.40%	6.16%	7.79%
Class A Shares of the Fund with sales charge	–0.93	4.21	5.13	7.27
Barclays U.S. Aggregate Bond Index	0.09	3.77	5.47	5.02
Citigroup World Government Bond Index	–4.44	–0.67	2.77	5.42
Citigroup Non-U.S. World Government Bond Index	–6.09	–2.16	2.28	5.58
JPMorgan Domestic High Yield Index	6.04	13.00	11.82	10.14
Reference Index	–0.71	4.03	6.17	6.88

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

2	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.01% during the six-month reporting period, outperforming its Reference Index, a customized weighted index currently comprised of 40% of the Citigroup Non-U.S. World Government Bond Index, 30% of the JPMorgan Domestic High Yield Index and 30% of the Barclays U.S. Aggregate Bond Index, which returned –0.71%. We attribute these results to an emphasis on higher yielding corporate-backed bonds, which rallied as investors reached for more competitive levels of current income in a generally low interest rate environment. In addition, underweight exposure to changing currency exchange rates buoyed the Fund’s relative performance.

MARKET OVERVIEW

In the weeks prior to the start of the reporting period, central banks in the United States and Europe announced new accommodative policy measures intended to promote market liquidity and stimulate greater economic growth. The Federal Reserve (the “Fed”) embarked on a new round of open-ended quantitative easing involving monthly purchases of $40 billion of mortgage-backed securities issued by U.S. government agencies. Meanwhile, the head of the European Central Bank (the “ECB”) had reassured investors that his institution was committed to supporting the Eurozone, and the ECB signaled its conditional intention to purchase massive amounts of debt from troubled members of the European Union. In China, a new government was widely expected to adopt more stimulative monetary and fiscal policies. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced massive quantitative easing, which will likely promote export activity by reducing the value of the yen against most other major currencies.

Higher yielding bonds rallied in response to these developments. U.S. high yield bonds fared particularly well, as investors reached for higher yields in a low interest rate environment, issuers continued to report strong earnings, and default rates remained low. In international markets, emerging market bonds performed well as economic concerns about a China slowdown abated and as quantitative easing globally pushed investors into products that can potentially provide more yield. For U.S. residents, U.S. dollar-denominated securities outperformed their local currency-denominated counterparts as governments in Japan and Europe took steps to reduce the value of the yen and euro, respectively, relative to the U.S. dollar.

Among U.S. government securities, agency-backed residential mortgage securities

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	3

lagged broader U.S. market averages during the fourth quarter of 2012 when prepayment risks increased, but they largely made up lost ground over the first three months of 2013. However, expectations of an eventual increase in interest rates hampered results from long-term U.S. Treasury securities.

FUND PERFORMANCE

The Fund’s strong relative performance during the reporting period was driven primarily by our asset allocation strategy, which emphasized U.S. dollar-denominated bonds from the emerging markets, U.S. and international corporate bonds, and U.S. mortgage-backed securities. All of these tilts supported the Fund’s results.

High yield bonds represented the Fund’s top performing asset class over the reporting period. The Fund benefited from overweight exposure to U.S. corporate bonds with below-investment-grade credit ratings. Returns were particularly robust among credits rated B and CCC, both areas of emphasis for the Fund. Conversely, the Fund maintained underweight exposure to BB-rated bonds, which produced less robust returns. The Fund’s holdings of floating-rate bank loans generally trailed their high yield fixed-income counterparts, leading us to reduce its exposure to the market sector during the reporting period.

Active currency management enabled the Fund to avoid the brunt of weakness in currency exchange markets, particularly in

Japan, where the yen lost approximately 17% of its value against the U.S. dollar. In contrast, emerging-markets currencies held up relatively well, supporting the Fund’s positions in local currency-denominated bonds from Mexico, Turkey, Indonesia, and Brazil. Bonds from these nations benefited when robust investor demand helped to reduce yield differences between these instruments and comparable U.S. Treasury securities. A position in Venezuelan bonds, which offered especially attractive yields, also fared well.

As sovereign bonds became more richly valued, we increased the Fund’s exposure to U.S. dollar-denominated corporate-backed bonds in the emerging markets. We focused mainly on state-supported and multinational issuers in the agriculture, energy, telecommunications, and finance industry groups. From a country standpoint, we emphasized corporate bonds from Brazil and other Latin American nations.

Finally, in the high-grade portfolio, our selections among AAA-rated residential mortgage-backed securities from U.S. government agencies boosted returns. We shifted the Fund’s focus from 30-year mortgages to 15-year mortgages during the reporting period, and we emphasized lower coupon mortgages that tend to be less sensitive to prepayment risks. We maintained the Fund’s average duration in a generally market-neutral position.

4	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STRATEGY & OUTLOOK

We have been encouraged by improving fundamentals in domestic and international economies, and we believe that ongoing and coordinated stimulus programs from central banks worldwide are likely to continue to support credit markets over the remainder of 2013. We are more cautious with regard to sovereign debt securities. Although we expect the Fed and other central banks to maintain their accommodative monetary policies in the months ahead, investors have begun to look forward to higher interest rates should they become warranted down

Arthur P. Steinmetz Portfolio Manager

Sara J. Zervos, Ph.D. Portfolio Manager

the road if economic growth accelerates and inflationary pressures rise.

In light of these considerations, we have maintained a generally constructive investment posture, including an emphasis on corporate bond markets that, in our analysis, are likely to fare better than sovereign debt markets in a recovering global economy. In addition, we have retained underweight exposure to foreign currencies due to the relative strength of the U.S. dollar, and we have kept the Fund’s average duration in the neutral range.

Krishna Memani Portfolio Manager

Jack Brown, CFA[1] Portfolio Manager

1. Jack Brown became a Portfolio Manager on January 28, 2013.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	5

Top Holdings and Allocations*

CORPORATE BONDS & NOTES—TOP TEN INDUSTRIES
Oil, Gas & Consumable Fuels	6.1%
Commercial Banks	3.8
Media	2.1
Wireless Telecommunication Services	1.9
Diversified Telecommunication Services	1.5
Hotels, Restaurants & Leisure	1.2
Capital Markets	1.2
Metals & Mining	1.2
Electric Utilities	1.1
Food Products	1.1

Portfolio holdings and allocations are subject to change. Percentages are as of March 28, 2013, and are based on net assets.

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations:
Government Agency	21.4%
Non-Agency	12.3
Corporate Bonds and Notes	29.9
Foreign Government Obligations	20.0
Domestic Fixed Income Funds Oppenheimer Master Loan Fund, LLC Oppenheimer Short Duration Fund, Cl. Y	4.3
U.S. Government Obligations	3.6
Asset-Backed Securities	2.6
Structured Securities	2.0
Alternative Funds Oppenheimer Master Event-Linked Bond Fund, LLC	1.5
Corporate Loans	1.3
Money Market Fund	0.7
Common Stocks	0.2
Swaptions Purchased	0.1
Preferred Stocks	0.1
Options Purchased	—	*
Wholly-Owned Subsidiary	—	*
Rights, Warrants and Certificates	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of March 28, 2013, and are based on the total market value of investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

*March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

6	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	4.01%	9.40%	6.16%	7.79%
Class B (OPSGX)	11/30/92	3.54%	8.66%	5.20%	7.27%
Class C (OSICX)	5/26/95	3.63%	8.85%	5.41%	6.99%
Class I (OSIIX)	1/27/12	4.21%	9.82%	9.89%*	N/A
Class N (OSINX)	3/1/01	3.81%	9.22%	5.72%	7.34%
Class Y (OSIYX)	1/26/98	4.13%	9.89%	6.35%	8.01%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/28/13
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	–0.93%	4.21%	5.13%	7.27%
Class B (OPSGX)	11/30/92	–1.46%	3.66%	4.88%	7.27%
Class C (OSICX)	5/26/95	2.63%	7.85%	5.41%	6.99%
Class I (OSIIX)	1/27/12	4.21%	9.82%	9.89%*	N/A
Class N (OSINX)	3/1/01	2.81%	8.22%	5.72%	7.34%
Class Y (OSIYX)	1/26/98	4.13%	9.89%	6.35%	8.01%

*Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 3/31/13
Class A	4.16%
Class B	3.46%
Class C	3.62%
Class I	4.72%
Class N	3.98%
Class Y	4.59%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	7

4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 3/31/13 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, JPMorgan Domestic High Yield Index and its Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The JPMorgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by developed countries. The Fund’s Reference Index is a customized weighted index currently comprised of 40% Citigroup Non-U.S. World Government Bond Index, 30% JPMorgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	9

Fund Expenses  Continued

Actual	Beginning Account Value October 1, 2012	Ending Account Value March 28, 2013	Expenses Paid During 6 Months Ended March 28, 2013
Class A	$1,000.00	$1,040.10	$4.61
Class B	1,000.00	1,035.40	9.12
Class C	1,000.00	1,036.30	8.32
Class I	1,000.00	1,042.10	2.81
Class N	1,000.00	1,038.10	6.52
Class Y	1,000.00	1,041.30	3.46

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.01	4.57
Class B	1,000.00	1,015.60	9.03
Class C	1,000.00	1,016.38	8.24
Class I	1,000.00	1,021.77	2.78
Class N	1,000.00	1,018.15	6.45
Class Y	1,000.00	1,021.14	3.43

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 28, 2013 are as follows:

Class	Expense Ratios
Class A	0.92%
Class B	1.82
Class C	1.66
Class I	0.56
Class N	1.30
Class Y	0.69

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS    March 28, 2013* / (Unaudited)

	Shares	Value

Wholly-Owned Subsidiary—0.0%
Oppenheimer Global Strategic Income Fund (Cayman) Ltd.[1,2] (Cost $1,500,000)	15,000	$1,424,423

	Principal Amount
Asset-Backed Securities—3.2%
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18[3]	$7,604,000	7,996,573
Ally Master Owner Trust, Automobile Receivable Nts., Series 2012-3, Cl. D, 2.553%, 7/15/17[4]	4,300,000	4,302,823
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.:
Series 2012-3, Cl. A, 1.64%, 11/15/16[5]	760,874	761,037
Series 2012-3, Cl. C, 2.78%, 9/17/18[5]	450,000	449,932
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts.:
Series 2012-1, Cl. C, 2.67%, 1/8/18	475,000	495,013
Series 2012-1, Cl. D, 4.72%, 3/8/18	28,945,000	31,540,035
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivables-Backed Nts., Series 2012-3, Cl. D, 3.03%, 7/9/18	9,375,000	9,695,723
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	4,260,000	4,384,995
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 2.35%, 12/10/18	1,790,000	1,817,561
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.: Series 2013-1, Cl. D, 2.09%, 2/8/19	1,525,000	1,527,566
Series 2013-1, Cl. E, 3.92%, 7/8/20[3]	8,475,000	8,570,605
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2011-3A, Cl. B, 4.74%, 11/20/17[5]	1,185,000	1,286,951
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	990,000	989,762
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.02%, 11/15/18	4,300,000	4,397,460
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19	880,000	882,462
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[5]	714,138	717,766
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-2A, Cl. A, 1.52%, 3/16/20[5]	710,000	714,830
Series 2012-2A, Cl. B, 2.21%, 9/15/20[5]	355,000	358,619
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,945,000	1,974,930
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[5]	1,188,512	1,194,974

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	11

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Asset-Backed Securities Continued
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[5]	$2,475,000	$2,508,596
Series 2012-2, Cl. D, 4.35%, 3/15/19[5]	8,020,000	8,302,521
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 4/20/18[5]	280,000	280,116
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-2A, Cl. B, 2.22%, 12/15/17[5]	3,125,000	3,165,617
Series 2012-2A, Cl. C, 3.06%, 7/16/18[5]	3,925,000	3,982,446
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[5]	960,000	1,029,894
Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub. Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29	5,000,000	5,444,085
Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/1/31[6]	772,761	115,152
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.: Series 2007-1A, Cl. B, 2.165%, 8/15/22[3,4]	21,000,000	17,535,000
Series 2007-1A, Cl. C, 3.465%, 8/15/22[3,4]	17,780,000	13,690,600
Series 2007-1A, Cl. D, 5.465%, 8/15/22[3,4]	17,780,000	13,779,500
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.697%, 3/24/14[3,4,6]	4,560,175	456
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	9,750,000	10,193,757
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	291,914	293,028
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18	1,955,000	2,059,805
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.: Series 2012-3, Cl. C, 3.01%, 4/16/18	20,920,000	21,727,386
Series 2012-3, Cl. D, 3.64%, 5/15/18	24,710,000	25,961,166
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 3.50%, 6/15/18	12,490,000	13,117,360
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.: Series 2012-5, Cl. C, 2.70%, 8/15/18	11,285,000	11,786,184
Series 2012-5, Cl. D, 3.30%, 9/17/18	11,210,000	11,596,140
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 9/17/18	9,560,000	9,719,069
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[5]	2,990,000	3,041,597
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.80%, 1/15/19	1,230,000	1,231,264
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.70%, 3/15/19	1,685,000	1,686,093
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.68%, 6/15/39[4]	6,576,551	4,291,065

12	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities Continued
SNAAC Auto Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. B, 3.11%, 6/15/17[5]	$1,875,000	$1,905,010
Series 2012-1A, Cl. C, 4.38%, 6/15/17[5]	2,135,000	2,209,023
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15	705,000	705,247
Series 2012-1, Cl. B, 1.87%, 9/15/15	1,195,000	1,195,599
Series 2012-1, Cl. C, 2.52%, 3/15/16	9,500,000	9,504,323
Series 2012-1, Cl. D, 3.12%, 3/15/18	6,035,000	6,038,555
Total Asset-Backed Securities (Cost $297,634,459)		292,155,271
Corporate Loans—1.6%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[4]	7,160,768	7,013,077
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession: 4.25%, 5/31/13[4,7]	338,584	239,830
13.173%, 5/31/13-2/23/14[4]	1,291,453	914,779
Tranche NM, 13.173%, 2/23/14[4]	142,047	100,616
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 13.173%, 3/3/14[4]	2,146,260	1,520,267
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[4]	3,659,732	3,713,103
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/26/20[4]	5,875,000	6,113,672
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[4]	2,915,000	2,955,081
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.454%, 1/28/18[4]	10,115,581	9,397,375
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[4]	5,065,000	5,230,519
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.854%, 1/29/16[4]	20,305,852	18,046,826
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/26/18[4]	2,943,276	3,002,141
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[4]	1,425,000	1,450,384
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.519%, 10/19/15[4,8]	21,368,082	11,966,126
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 9/17/13[9]	32,556,250	11,293,516
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[4]	9,485,000	10,107,454
JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 2/8/19[4]	1,365,000	1,365,000
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[4]	5,735,000	6,179,463

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	13

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Corporate Loans Continued
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 8/17/17[4]	$2,374,988	$2,406,363
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[4]	6,070,000	6,259,687
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[4]	4,373,025	4,300,140
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[4]	13,400,000	13,835,500
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[4]	6,975,000	7,149,375
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: 9.125%, 2/17/17[9]	8,455,989	4,030,691
9.15%, 2/17/17[9]	393,302	187,474
Saxon Enterprises LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/31/19[4]	4,260,000	4,295,145
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[4]	5,170,000	5,212,813
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 3/21/19[4,7]	2,235,000	2,277,105
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 06/27/18[4]	480,000	494,400
Total Corporate Loans (Cost $155,061,574)		151,057,922
Mortgage-Backed Obligations—41.6%
Government Agency—26.4%
FHLMC/FNMA/FHLB/Sponsored—26.2%
Federal Home Loan Mortgage Corp.:
3.50%, 4/1/43[7]	130,185,000	137,034,970
5%, 12/1/34	1,409,675	1,530,540
5.50%, 9/1/39	3,988,326	4,369,014
6%, 1/15/19-7/1/24	3,193,384	3,480,643
6.50%, 4/1/18-6/15/35	2,324,352	2,594,721
7%, 8/15/21-3/1/35	2,344,410	2,754,131
7.50%, 1/1/32-2/1/32	3,055,705	3,711,332
8.50%, 8/15/31	185,981	227,840
10%, 5/15/20	100,147	113,706
10.50%, 6/14/20	50,197	58,957
11.50%, 11/14/16	6,929	7,080
12%, 7/15/15-6/15/17	23,554	24,153
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	2,694,298	3,100,298
Series 151, Cl. F, 9%, 5/15/21	5,325	6,102
Series 1590, Cl. IA, 1.30%, 10/15/23[4]	2,260,879	2,314,765
Series 1674, Cl. Z, 6.75%, 2/15/24	113,836	129,324
Series 2034, Cl. Z, 6.50%, 2/15/28	21,539	24,673
Series 2042, Cl. N, 6.50%, 3/15/28	25,434	29,143
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,184,739	2,516,410
Series 2053, Cl. Z, 6.50%, 4/15/28	21,440	24,565

14	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2116, Cl. ZA, 6%, 1/15/29	$1,280,192	$1,454,220
Series 2122, Cl. F, 0.653%, 2/15/29[4]	55,325	55,795
Series 2279, Cl. PK, 6.50%, 1/15/31	33,462	37,261
Series 2326, Cl. ZP, 6.50%, 6/15/31	300,560	346,530
Series 2344, Cl. FP, 1.153%, 8/15/31[4]	801,264	820,625
Series 2368, Cl. PR, 6.50%, 10/15/31	44,657	51,517
Series 2368, Cl. TG, 6%, 10/15/16	198,982	210,206
Series 2401, Cl. FA, 0.853%, 7/15/29[4]	103,571	104,866
Series 2412, Cl. GF, 1.153%, 2/15/32[4]	1,368,565	1,401,569
Series 2427, Cl. ZM, 6.50%, 3/1/32	1,442,415	1,664,371
Series 2451, Cl. FD, 1.203%, 3/15/32[4]	542,553	556,526
Series 2453, Cl. BD, 6%, 5/15/17	53,107	56,859
Series 2461, Cl. PZ, 6.50%, 6/1/32	204,671	236,089
Series 2464, Cl. FI, 1.203%, 2/15/32[4]	494,929	506,415
Series 2470, Cl. AF, 1.203%, 3/15/32[4]	875,360	897,905
Series 2470, Cl. LF, 1.203%, 2/15/32[4]	506,173	517,920
Series 2471, Cl. FD, 1.203%, 3/15/32[4]	740,970	758,316
Series 2475, Cl. FB, 1.203%, 2/15/32[4]	693,236	709,325
Series 2500, Cl. FD, 0.703%, 3/15/32[4]	248,442	251,030
Series 2517, Cl. GF, 1.203%, 2/15/32[4]	418,515	428,228
Series 2526, Cl. FE, 0.603%, 6/15/29[4]	267,045	268,728
Series 2551, Cl. FD, 0.603%, 1/15/33[4]	176,352	177,556
Series 2551, Cl. LF, 0.703%, 1/15/33[4]	69,563	70,224
Series 2668, Cl. AZ, 4%, 9/1/18	366,807	387,662
Series 2676, Cl. KY, 5%, 9/15/23	1,471,035	1,627,155
Series 2936, Cl. PE, 5%, 2/1/35	2,807,000	3,162,786
Series 3025, Cl. SJ, 24.005%, 8/15/35[4]	1,111,975	1,638,242
Series 3465, Cl. HA, 4%, 7/1/17	191,275	196,902
Series 3617, Cl. DC, 4%, 7/1/27	645,039	658,907
Series 3822, Cl. JA, 5%, 6/1/40	2,089,000	2,191,117
Series 3848, Cl. WL, 4%, 4/1/40	2,207,596	2,352,383
Series 3917, Cl. BA, 4%, 6/1/38	2,367,188	2,496,697
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 183, Cl. IO, 14.861%, 4/1/27[10]	356,014	53,725
Series 192, Cl. IO, 9.964%, 2/1/28[10]	142,222	33,911
Series 2035, Cl. PE, 2.792%, 3/15/28[10]	43,497	6,560
Series 2049, Cl. PL, 27.254%, 4/15/28[10]	268,501	40,615
Series 205, Cl. IO, 15.166%, 9/1/29[10]	922,905	193,826
Series 206, Cl. IO, 54.518%, 12/1/29[10]	308,274	57,137
Series 207, Cl. IO, 99.999%, 4/1/30[10]	317,721	67,246
Series 2074, Cl. S, 57.557%, 7/17/28[10]	221,415	52,174
Series 2079, Cl. S, 71.883%, 7/17/28[10]	388,105	93,631
Series 214, Cl. IO, 95.829%, 6/1/31[10]	263,905	62,788
Series 2177, Cl. SB, 99.999%, 8/15/29[10]	244,465	55,943
Series 243, Cl. 6, 0%, 12/15/32[10,11]	883,767	201,641
Series 2526, Cl. SE, 36.636%, 6/15/29[10]	482,550	102,495
Series 2795, Cl. SH, 21.427%, 3/15/24[10]	3,450,770	504,379
Series 2802, Cl. AS, 42.041%, 4/15/33[10]	395,357	14,745
Series 2819, Cl. S, 50.186%, 6/15/34[10]	5,233,695	1,282,222
Series 2920, Cl. S, 63.36%, 1/15/35[10]	3,076,353	559,116
Series 2922, Cl. SE, 11.402%, 2/15/35[10]	202,161	37,594

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 3004, Cl. SB, 99.999%, 7/15/35[10]	$5,138,878	$834,639
Series 3201, Cl. SG, 10.155%, 8/15/36[10]	1,337,278	193,454
Series 3450, Cl. BI, 16.399%, 5/15/38[10]	1,579,814	230,856
Series 3606, Cl. SN, 9.329%, 12/15/39[10]	796,679	129,754
Series 3659, Cl. IE, 11.276%, 3/1/19[10]	2,907,472	245,066
Series 3662, Cl. SM, 28.579%, 10/15/32[10]	1,339,987	174,196
Series 3685, Cl. EI, 13.68%, 3/1/19[10]	2,467,440	181,363
Series 3736, Cl. SN, 10.674%, 10/15/40[10]	2,240,808	362,122
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	4,732,057	4,855,102
Federal National Mortgage Assn.: 2.50%, 4/1/28[7]	696,875,000	723,116,734
2.796%, 10/1/36[4]	9,036,931	9,671,121
3%, 4/1/43[7]	361,444,883	252,089,786
3.50%, 4/1/28[7]	6,715,000	7,119,998
4%, 9/1/18-10/1/18	4,542,524	4,874,455
4%, 4/1/43[7]	39,950,000	42,602,932
4.50%, 12/1/20	1,688,666	1,820,519
4.50%, 4/1/28-4/1/43[7]	57,672,000	62,137,946
5%, 2/25/18-12/25/21	10,940,589	11,844,183
5%, 4/1/43[7]	12,663,000	13,719,572
5.50%, 1/25/22-5/1/36	3,184,409	3,498,200
6%, 6/25/17-10/1/40	94,817	101,554
6%, 4/1/43[7]	4,060,000	4,447,604
6.50%, 4/25/18-1/1/34	8,002,119	9,292,071
7%, 11/1/17-4/1/34	12,326,085	14,606,960
7.50%, 2/1/27-3/25/33	5,264,667	6,367,270
8.50%, 7/1/32	27,625	32,618
9.50%, 4/25/20-4/8/21	19,675	19,796
11%, 7/1/16-2/25/26	162,026	185,101
13%, 6/25/15	15,354	16,291
Federal National Mortgage Assn. Grantor Trust: Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T10, Cl. IO, 39.967%, 12/25/41[10]	66,311,040	660,836
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T3, Cl. IO, 55.497%, 11/25/40[10]	9,512,749	176,988
Federal National Mortgage Assn., 15 yr., 3%, 4/1/28[7]	8,440,000	8,876,177
Federal National Mortgage Assn., 30 yr., 3.50%, 4/1/43[7]	903,455,000	954,274,344
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1996-35, Cl. Z, 7%, 7/25/26	118,811	137,990
Trust 1997-45, Cl. CD, 8%, 7/18/27	908,623	1,079,029
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	714,469	819,043
Trust 1999-14, Cl. MB, 6.50%, 4/25/29	33,341	37,944
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,260,682	1,443,424
Trust 2001-19, Cl. Z, 6%, 5/1/31	628,878	715,412
Trust 2001-44, Cl. QC, 6%, 9/25/16	108,240	114,780
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	198,514	228,915
Trust 2001-65, Cl. F, 0.804%, 11/25/31[4]	942,731	948,253
Trust 2001-69, Cl. PF, 1.204%, 12/25/31[4]	1,097,459	1,123,163
Trust 2001-80, Cl. ZB, 6%, 1/25/32	1,335,745	1,516,145

16	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2002-12, Cl. PG, 6%, 3/25/17	$638,887	$686,741
Trust 2002-19, Cl. PE, 6%, 4/25/17	332,682	352,581
Trust 2002-21, Cl. PE, 6.50%, 4/25/32	1,268,753	1,413,353
Trust 2002-29, Cl. F, 1.204%, 4/25/32[4]	518,295	530,586
Trust 2002-60, Cl. FH, 1.204%, 8/25/32[4]	1,010,891	1,034,792
Trust 2002-64, Cl. FJ, 1.204%, 4/25/32[4]	159,302	163,080
Trust 2002-68, Cl. FH, 0.703%, 10/18/32[4]	332,012	335,467
Trust 2002-81, Cl. FM, 0.704%, 12/25/32[4]	645,999	652,916
Trust 2002-84, Cl. FB, 1.204%, 12/25/32[4]	107,300	109,856
Trust 2002-9, Cl. PC, 6%, 3/25/17	722,982	772,030
Trust 2003-11, Cl. FA, 1.204%, 9/25/32[4]	146,423	149,911
Trust 2003-112, Cl. AN, 4%, 11/1/18	702,790	743,345
Trust 2003-116, Cl. FA, 0.604%, 11/25/33[4]	309,679	311,501
Trust 2003-119, Cl. FK, 0.704%, 5/25/18[4]	4,146,144	4,170,336
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	4,824,292	5,335,539
Trust 2004-101, Cl. BG, 5%, 1/25/20	2,405,733	2,561,452
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	962,282	1,111,418
Trust 2005-25, Cl. PS, 27.262%, 4/25/35[4]	564,344	1,036,045
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,519,436
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	786,799	804,362
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	2,941,691	3,228,245
Trust 2006-11, Cl. PS, 23.818%, 3/25/36[4]	1,066,650	1,567,826
Trust 2006-46, Cl. SW, 23.451%, 6/25/36[4]	1,572,930	2,317,342
Trust 2007-109, Cl. NF, 0.754%, 12/25/37[4]	2,983,067	3,021,433
Trust 2007-42, Cl. A, 6%, 2/1/33	778,595	792,149
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	370,127	393,729
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	705,250	725,524
Trust 2009-36, Cl. FA, 1.144%, 6/25/37[4]	2,007,169	2,034,092
Trust 2011-122, Cl. EA, 3%, 11/1/29	1,882,962	1,927,760
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	2,188,545	2,222,059
Trust 2011-15, Cl. DA, 4%, 3/1/41	1,711,243	1,828,711
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,262,328	2,492,277
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	1,776,611	1,849,483
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	1,159,977	1,198,263
Trust 2012-20, Cl. FD, 0.604%, 3/25/42[4]	7,633,700	7,672,995
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-61, Cl. SH, 26.071%, 11/18/31[10]	1,070,066	202,249
Trust 2001-63, Cl. SD, 15.638%, 12/18/31[10]	31,653	5,798
Trust 2001-68, Cl. SC, 7.911%, 11/25/31[10]	20,248	3,728
Trust 2001-81, Cl. S, 21.717%, 1/25/32[10]	283,511	60,101
Trust 2002-28, Cl. SA, 36.046%, 4/25/32[10]	246,039	51,764
Trust 2002-38, Cl. SO, 49.054%, 4/25/32[10]	255,492	53,528
Trust 2002-39, Cl. SD, 38.638%, 3/18/32[10]	397,506	95,440
Trust 2002-48, Cl. S, 30.436%, 7/25/32[10]	372,658	76,078
Trust 2002-52, Cl. SL, 32.94%, 9/25/32[10]	234,555	50,867
Trust 2002-53, Cl. SK, 39.106%, 4/25/32[10]	247,787	52,239
Trust 2002-56, Cl. SN, 32.191%, 7/25/32[10]	511,083	104,411
Trust 2002-65, Cl. SC, 63.37%, 6/25/26[10]	811,464	163,483
Trust 2002-77, Cl. IS, 42.647%, 12/18/32[10]	435,280	106,018
Trust 2002-77, Cl. SH, 35.043%, 12/18/32[10]	413,730	82,589
Trust 2002-89, Cl. S, 52.599%, 1/25/33[10]	2,575,027	625,732

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-9, Cl. MS, 25.831%, 3/25/32[10]	$411,846	$86,250
Trust 2003-13, Cl. IO, 14.57%, 3/25/33[10]	1,931,033	303,807
Trust 2003-23, Cl. ES, 26.153%, 10/25/22[10]	2,493,192	109,207
Trust 2003-26, Cl. DI, 12.691%, 4/25/33[10]	1,192,078	226,366
Trust 2003-26, Cl. IK, 15.488%, 4/25/33[10]	208,909	39,670
Trust 2003-33, Cl. SP, 29.669%, 5/25/33[10]	1,286,145	194,798
Trust 2003-4, Cl. S, 27.508%, 2/25/33[10]	665,805	127,563
Trust 2003-46, Cl. IH, 0%, 6/1/23[10,11]	234,729	31,573
Trust 2004-56, Cl. SE, 11.313%, 10/25/33[10]	1,398,854	252,425
Trust 2005-12, Cl. SC, 14.359%, 3/25/35[10]	101,686	19,559
Trust 2005-14, Cl. SE, 39.008%, 3/25/35[10]	760,507	112,714
Trust 2005-40, Cl. SA, 56.824%, 5/25/35[10]	4,408,777	820,585
Trust 2005-40, Cl. SB, 61.671%, 5/25/35[10]	1,940,206	413,738
Trust 2005-71, Cl. SA, 59.603%, 8/25/25[10]	1,930,484	299,628
Trust 2006-51, Cl. SA, 9.018%, 6/25/36[10]	14,375,696	2,274,107
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[10]	4,742,895	864,399
Trust 2007-75, Cl. BI, 8.156%, 8/25/37[10]	4,105,160	851,323
Trust 2007-88, Cl. XI, 38.80%, 6/25/37[10]	10,983,614	1,662,298
Trust 2008-46, Cl. EI, 17.079%, 6/25/38[10]	1,596,765	236,775
Trust 2008-55, Cl. SA, 8.686%, 7/25/38[10]	1,308,262	191,730
Trust 2009-8, Cl. BS, 22.646%, 2/25/24[10]	1,611,104	153,418
Trust 2010-95, Cl. DI, 9.71%, 11/1/20[10]	3,730,070	325,565
Trust 2011-84, Cl. IG, 0%, 8/1/13[10,11]	13,176,948	83,877
Trust 221, Cl. 2, 43.141%, 5/1/23[10]	391,594	73,146
Trust 247, Cl. 2, 27.434%, 10/1/23[10]	164,820	32,475
Trust 252, Cl. 2, 31.678%, 11/1/23[10]	45,906	8,786
Trust 254, Cl. 2, 16.412%, 1/1/24[10]	131,823	24,822
Trust 2682, Cl. TQ, 99.999%, 10/15/33[10]	1,853,709	382,471
Trust 2981, Cl. BS, 99.999%, 5/15/35[10]	3,303,466	608,391
Trust 301, Cl. 2, 0.71%, 4/1/29[10]	473,221	111,283
Trust 303, Cl. IO, 33.029%, 11/1/29[10]	362,576	63,528
Trust 313, Cl. 2, 38.105%, 6/1/31[10]	3,708,811	593,788
Trust 319, Cl. 2, 3.151%, 2/1/32[10]	1,248,337	298,374
Trust 321, Cl. 2, 5.081%, 4/1/32[10]	2,196,831	520,475
Trust 324, Cl. 2, 7.883%, 7/1/32[10]	931,219	212,530
Trust 328, Cl. 2, 66.185%, 12/1/32[10]	923,585	191,745
Trust 331, Cl. 5, 0.113%, 2/1/33[10]	1,904,464	393,406
Trust 332, Cl. 2, 47.408%, 3/1/33[10]	4,167,068	602,844
Trust 334, Cl. 10, 2.393%, 2/1/33[10]	1,662,949	348,469
Trust 334, Cl. 12, 44.749%, 3/1/33[10]	2,376,252	483,547
Trust 339, Cl. 7, 64.05%, 8/1/33[10]	5,150,721	771,086
Trust 345, Cl. 9, 99.999%, 1/1/34[10]	1,339,866	190,828
Trust 351, Cl. 10, 0%, 4/1/34[10,11]	658,602	97,373
Trust 351, Cl. 8, 0%, 4/1/34[10,11]	1,111,544	163,780
Trust 356, Cl. 10, 74.624%, 6/1/35[10]	847,992	121,151
Trust 356, Cl. 12, 85.584%, 2/1/35[10]	408,210	58,023
Trust 362, Cl. 13, 36.199%, 8/1/35[10]	57,927	9,585
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security: Series 1992-2, Cl. IO, 18.673%, 9/15/22[10]	7,064,646	115,742
Series 1995-2B, Cl. 2IO, 22.079%, 6/1/25[10]	534,167	12,639
Series 1995-3, Cl. 1IO, 11.094%, 9/15/25[10]	17,403,671	89,968
		2,417,752,043

18	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
GNMA/Guaranteed—0.2%
Government National Mortgage Assn.: 1.75%, 7/1/27[4]	$4,872	$5,123
5%, 11/1/34	321,220	332,585
7%, 1/1/28-1/1/30	955,459	1,139,282
8%, 1/29/28-9/29/28	463,657	505,287
11%, 10/1/19	4,110	4,371
12%, 12/9/13-9/1/15	7,146	7,697
12.50%, 12/29/13-11/29/15	58,537	60,943
13%, 10/30/15	163,212	172,179
13.50%, 6/30/15	169,314	179,090
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/1/29	4,180,832	5,092,698
Series 2000-12, Cl. ZA, 8%, 2/16/30	2,142,594	2,581,865
Series 2000-7, Cl. Z, 8%, 1/16/30	1,797,460	2,165,419
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 65.65%, 7/16/28[10]	856,531	207,312
Series 1998-6, Cl. SA, 76.308%, 3/16/28[10]	516,457	122,530
Series 2007-17, Cl. AI, 22.895%, 4/16/37[10]	2,367,922	492,657
Series 2010-111, Cl. GI, 45.596%, 9/1/13[10]	29,719,507	229,649
Series 2011-52, Cl. HS, 13.38%, 4/16/41[10]	4,200,693	1,075,919
		14,374,606
Non-Agency—15.2%
Commercial—10.3%
Banc of America Commercial Mortgage Trust 2006-1, Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AJ, 5.46%, 9/1/45	6,000,000	6,484,572
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.86%, 7/10/44[4]	24,665,000	26,351,543
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	15,065,000	16,244,861
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	21,137,000	23,305,815
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	27,490,000	30,878,156
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-3, Cl. AM, 5.623%, 6/1/49[4]	14,315,000	16,350,199
Series 2008-1, Cl. AM, 6.237%, 2/10/51[4]	8,165,000	9,357,870
BCAP LLC Trust, Mtg. Pass-Through Certificates: Series 2012-RR6, Cl. 1A5, 2.402%, 11/1/36[3,4]	808,214	806,789
Series 2012-RR2, Cl. 6A3, 3.113%, 9/1/35[4,5]	2,813,502	2,843,438
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.353%, 6/1/47[4]	15,206,905	13,565,768
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	29,405,000	29,098,967

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Commercial Continued
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates: Series 2007-PWR17, Cl. AM, 5.893%, 6/1/50[4]	$13,340,000	$15,483,685
Series 2007-PWR17, Cl. AJ, 5.893%, 6/1/50[4]	27,600,000	26,142,430
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR18, Cl. AM, 6.084%, 6/13/50	7,657,000	8,800,730
Bear Stearns Commercial Mortgage Securities Trust 2007-T26, Commercial Mtg. Pass-Through Certificates, Series 2007-T26, Cl. AJ, 5.566%, 1/1/45[4]	19,735,000	20,219,997
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 6.69%, 6/15/24[3,10]	787,595	36,772
CD 2007-CD5 Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD5, Cl. AM, 6.119%, 11/1/44[4]	9,071,000	10,763,984
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	6,385,591	6,534,468
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 4.66%, 12/20/35[4]	365,072	323,179
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	23,358,776	19,524,982
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.053%, 12/1/49[4]	21,955,000	25,475,100
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.671%, 10/1/35[3,4]	3,941,674	3,901,894
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2013-CR6, Cl. D, 4.316%, 3/1/46[4]	5,435,000	4,894,492
Series 2012-CR5, Cl. E, 4.335%, 12/1/45[4]	4,165,000	3,868,390
Series 2012-CR4, Cl. D, 4.579%, 10/1/45[4,5]	5,445,000	5,183,210
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.68%, 6/1/39[4]	4,210,000	4,858,818
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40	2,150,000	2,312,338
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.404%, 2/1/39[4]	20,170,000	22,020,204
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2011-LC2A, Cl. D, 5.445%, 7/1/44[4,5]	13,670,000	14,271,138
Series 2011-LC1, Cl. E, 5.557%, 11/1/46[4,5]	13,350,000	14,232,662
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	1,769,011	1,341,138
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2012-CR5, Cl. XA, 3.847%, 12/1/45[10]	9,981,842	1,214,037
Series 2010-C1, Cl. XPA, 5.012%, 7/1/46[5,10]	19,649,394	1,060,841
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30[3,4]	25,816,237	25,816,237
EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 4/1/43	3,590,000	3,589,282

20	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Continued
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[3]	$4,077,448	$4,081,403
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.854%, 11/25/35[4]	17,718,665	13,455,041
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	6,304,981	5,885,157
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	3,586,151	2,870,940
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[4]	19,444,075	17,087,852
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[4]	10,150,000	9,497,375
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 5.866%, 7/10/38[4]	20,650,000	20,762,553
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	24,450,000	27,769,198
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	8,365,000	9,255,672
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.545%, 3/1/44[4,5]	14,786,000	15,667,268
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,339,106	1,323,579
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.895%, 11/1/35[4]	5,123,061	4,349,948
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	20,139,000	22,681,800
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	30,690,000	27,728,216
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	8,030,000	7,794,223
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.714%, 2/1/49[4]	29,004,000	32,471,573
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mtg. Pass-Through Certificates, Series 2013-C10, Cl. D, 4.30%, 12/15/47[4]	12,177,000	11,131,561
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.914%, 1/1/37[4]	811,965	673,337
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[4,5]	19,722,520	14,409,233
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39	3,675,000	3,605,388

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Commercial Continued
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	$14,600,000	$16,751,536
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.153%, 4/11/41[4]	6,930,000	8,222,916
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[3]	167,633	147,672
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	192,812	40,485
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.686%, 5/1/39[4]	13,575,000	13,372,644
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	21,180,000	20,010,133
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.665%, 11/1/45[4,5]	8,182,000	7,798,186
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.31%, 2/1/46	15,171,000	13,999,071
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.173%, 12/1/48	7,218,000	6,563,140
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.889%, 6/1/49[4]	22,125,000	24,530,563
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. AM, 6.096%, 12/1/49[4]	7,833,000	9,279,266
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 2012-R3, Cl. 1A, 2.402%, 11/1/36[4,5]	3,647,992	3,608,208
Series 2012-R3, Cl. 1B, 2.404%, 11/1/36[3,4]	13,710,394	6,956,332
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.394%, 4/25/35[4]	281,409	41,193
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	1,642,531	1,260,660
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/1/42	1,226,744	1,262,151
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.811%, 2/1/37[4]	14,788,156	12,697,732
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.312%, 5/1/36[4]	3,357,603	2,908,574
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[4,5]	5,061,000	4,893,772
UBS-Barclays Commercial Mortgage Trust 2013-C5, Commerical Mtg. Pass-Through Certificates, Series 2013-C5, Cl. D, 4.097%, 3/1/46[4]	10,170,000	9,178,425
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	16,865,000	18,062,575
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.734%, 5/1/43[4]	19,685,000	20,222,863
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.212%, 4/1/47[4]	1,806,668	1,212,772

22	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Continued
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.696%, 11/1/34[4]	$436,543	$6,696
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35[4]	8,474,814	8,435,016
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.617%, 9/1/35[4]	22,239,466	20,987,362
Wells Fargo Mortgage-Backed Securities 2006-8 Trust, Mtg. Pass-Through Certificates, Series 2006-8, Cl. A15, 6%, 7/1/36	11,796,208	11,735,333
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.698%, 4/1/37[4]	6,580,841	6,372,939
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 12.268%, 3/1/44[10]	24,850,022	1,974,434
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.462%, 12/1/45[4,5]	4,160,000	3,855,399
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 4.85%, 6/1/45[4,5]	7,300,000	7,082,194
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 4.88%, 8/1/45[4,5]	8,063,000	7,843,086
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.186%, 3/1/45[4,5]	4,162,000	3,804,996
		944,777,627
Multifamily—0.8%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.763%, 5/1/45[4]	10,705,000	11,235,294
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	8,004,289	7,386,085
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.547%, 6/1/36[4]	18,056,090	17,009,379
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35	10,399,219	8,787,319
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	5,089,099	4,207,558
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.924%, 5/1/37[4]	13,962,230	13,652,213
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.617%, 9/1/35[4]	1,300,978	1,267,907
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.641%, 3/1/36[4]	8,108,765	8,113,460
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.767%, 3/25/36[4]	4,168,684	4,113,361
		75,772,576
Residential—4.1%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.164%, 5/25/34[4]	4,348,165	4,178,767

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Residential Continued
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-4, Cl. AM, 5.821%, 2/1/51[4]	$26,595,000	$30,601,430
Series 2007-1, Cl. 1A3, 6%, 1/1/37	3,892,773	3,467,645
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.449%, 5/1/36[4]	6,760,600	6,712,900
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.828%, 5/1/34[4]	6,111,438	6,031,073
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.764%, 2/25/33[4]	19,084	18,023
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	4,623,020	4,550,700
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	16,916,518	16,008,625
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	3,357,434	3,361,041
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	4,373,003	4,581,055
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	787,685	747,210
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	7,220,077	6,913,353
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.993%, 6/1/47[4]	5,051,463	4,420,508
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.689%, 5/1/35[4]	5,594,728	5,540,959
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 2.884%, 8/1/35[4]	10,633,528	9,083,527
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 1A2, 2.948%, 3/1/36[4]	12,871,832	11,105,579
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	29,800,000	32,155,049
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37	21,610,498	17,326,616
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates: Series 2007-19, Cl. 1A4, 6%, 8/1/37	7,754,496	6,419,571
Series 2007-19, Cl. 1A34, 6%, 8/1/37	23,996,211	19,865,299
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.194%, 5/1/36[4]	878,468	821,913
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	3,790,458	3,338,221
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.324%, 6/25/47[4]	2,878,095	2,849,075

24	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Residential Continued
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates: Series 2006-H, Cl. 2A1A, 0.353%, 11/15/36[4]	$162,253	$71,866
Series 2005-G, Cl. 2A, 0.433%, 12/15/35[4]	380,381	225,180
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates, Series 2005-AR6, Cl. 1A4, 2.675%, 9/1/35[4]	13,674,101	13,769,834
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	1,089,992	1,073,817
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	2,774,000	2,865,240
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	5,022,674	4,823,862
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 3.015%, 7/1/35[4]	6,120,760	6,035,981
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.179%, 9/11/45[4]	27,890,000	32,903,925
Lehman Mortgage Trust, Mtg. Pass-Through Certificates, Series 2006-1, Cl. 1A3, 5.50%, 2/1/36	1,158,652	1,001,160
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.304%, 8/25/36[4]	4,909,735	1,870,199
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.60%, 10/25/36[4]	6,518,328	6,383,023
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.701%, 12/25/34[4]	260,710	261,709
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,9]	4,912,783	336,526
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/1/33	12,752	13,132
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	138,091	104,867
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	5,396,694	4,098,263
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,544,406	1,940,267
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	8,342,734	7,660,153
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	12,061,191	11,076,908
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	10,615,899	10,626,955
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.509%, 5/1/37[4,5,6]	418,963	190,157
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.463%, 10/1/35[4]	5,469,222	5,258,307
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 2.675%, 9/1/36[4]	2,139,238	1,795,330

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount		Value
Residential Continued
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates: Series 2007-HY1, Cl. 4A1, 2.638%, 2/1/37[4]	$30,929,757		$26,504,219
Series 2007-HY1, Cl. 5A1, 4.198%, 2/1/37[4]	19,066,613		15,909,620
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.114%, 5/1/37[4]	3,176,349		3,079,581
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 4.725%, 6/25/37[4]	7,851,634		6,822,191
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.547%, 1/1/37[4]	2,499,324		2,239,828
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	1,840,351		1,951,272
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.649%, 10/1/36[4]	7,386,394		7,229,588
			378,221,099
Total Mortgage-Backed Obligations (Cost $3,730,041,276)			3,830,897,951
U.S. Government Obligations—4.4%
Federal Home Loan Mortgage Corp. Nts.: 0.50%, 5/13/16	11,991,000		12,012,224
0.875%, 3/7/18	54,560,000		54,544,068
1.25%, 10/2/19	25,200,000		25,084,685
2.375%, 1/13/22	4,097,000		4,275,662
Federal National Mortgage Assn. Nts., 0.875%, 2/8/18	36,946,000		36,898,672
U.S. Treasury Nts.: 2%, 2/15/23[12,13]	262,770,000		266,342,095
STRIPS, 0.891%, 8/15/16[14]	11,000,000		10,828,587
Total U.S. Government Obligations (Cost $406,048,804)			409,985,993
Foreign Government Obligations—24.6%
Angola—0.2%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	14,120,000		15,655,550
Australia—0.4%
New South Wales Treasury Corp. Sr. Unsec. Nts.: Series 19, 6%, 4/1/19	1,650,000	AUD	1,931,588
Series 20, 6%, 6/1/20	2,270,000	AUD	2,703,077
Queensland Treasury Corp. Nts.: Series 17, 6%, 9/14/17	3,890,000	AUD	4,473,460
Series 21, 6%, 6/14/21	4,775,000	AUD	5,657,809
Series 33, 6.50%, 3/14/33	4,720,000	AUD	5,763,527
Queensland Treasury Corp. Sr. Unsec. Nts.: Series 19, 6.25%, 6/14/19	2,085,000	AUD	2,471,909
Series 23, 4.25%, 7/21/23	1,875,000	AUD	1,897,793
Victoria Treasury Corp. Nts., 5.50%, 11/17/26	6,090,000	AUD	6,950,341
Western Australia Treasury Corp. Unsec. Nts., 7%, 10/15/19	795,000	AUD	976,715
			32,826,219

26	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Belgium—0.2%
Belgium (Kingdom of) Bonds, Series 58, 3.75%, 9/28/20	9,755,000	EUR	$14,435,304
Belgium (Kingdom of) Treasury Bills, 0.038%, 5/16/13[14]	4,210,000	EUR	5,396,482
			19,831,786
Bolivia—0.0%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/31/22	4,250,000		4,235,125
Brazil—2.9%
Brazil (Federative Republic of) Letra Tesouro Nacional Nts., 8.481%, 1/1/15[14]	55,780,000	BRR	23,881,238
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.: 9.762%, 1/1/14	94,270,000	BRR	47,303,112
9.762%, 1/1/17	92,005,000	BRR	46,569,650
9.762%, 1/1/21	129,325,000	BRR	65,085,536
12.994%, 5/15/45[15]	14,085,000	BRR	20,513,368
Series NTNF, 9.762%, 1/1/23	45,925,000	BRR	22,989,362
Series NTNB, 12.792%, 8/15/50[15]	13,055,000	BRR	18,888,523
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 9.762%, 1/1/18	39,555,000	BRR	20,030,483
			265,261,272
Canada—0.2%
Canada (Government of) Nts., 3.75%, 6/1/19	7,160,000	CAD	7,992,543
Canada (Government of) Treasury Bills, 0.981%, 7/4/13[14]	6,435,000	CAD	6,318,285
			14,310,828
Croatia—0.2%
Croatia (Republic of) Unsec. Nts.: 5.50%, 4/4/23[5,7]	11,030,000		10,981,744
6.25%, 4/27/17[5]	5,580,000		5,990,967
6.375%, 3/24/21[5]	2,630,000		2,841,715
6.75%, 11/5/19[5]	2,475,000		2,722,723
			22,537,149
Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	21,555,000	DKK	4,507,035
Dominican Republic—0.0%
Banco De Reservas De La Republica Dominicana Bonds, 7%, 2/1/23[5]	4,245,000		4,266,225
Finland—0.0%
Finland (Repulic of) Unsec. Bonds, 1.625%, 9/15/22	1,975,000	EUR	2,548,371
France—0.4%
France (Republic of) Bonds: 3.75% 10/25/19	8,720,000	EUR	12,975,957
4%, 4/25/60	2,005,000	EUR	2,998,561
4.50%, 4/25/41	3,100,000	EUR	4,984,192
France (Republic of) Treasury Bills, 0.015%, 5/23/13[14]	5,740,000	EUR	7,357,452
France (Republic of) Treasury Nts., 1%, 7/25/17	9,525,000	EUR	12,371,658
			40,687,820

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount		Value
Germany—0.2%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	5,060,000	EUR	$6,907,232
Germany (Federal Republic of) Treasury Bills:
(0.031)%, 6/12/13[14]	2,065,000	EUR	2,646,724
(0.03)%, 5/15/13[14]	3,585,000	EUR	4,595,019
Germany (Federal Republic of) Unsec. Bonds, 1.50%, 9/4/22	4,685,000	EUR	6,154,026
			20,303,001
Guatemala—0.0%
Guatemala (Republic of) Sr. Unsec. Bonds, 4.875%, 2/13/28[5]	4,325,000		4,249,313
Hungary—1.6%
Hungary (Republic of) Bonds:
6.75%, 11/24/17	3,850,000,000	HUF	17,099,641
Series 14/D, 6.75%, 8/22/14	3,231,000,000	HUF	14,014,959
Series 15/C, 7.75%, 8/24/15	5,929,000,000	HUF	26,582,243
Series 15/A, 8%, 2/12/15	3,836,000,000	HUF	17,147,783
Series 16/C, 5.50%, 2/12/16	2,198,000,000	HUF	9,395,535
Series 17/B, 6.75%, 2/24/17	4,372,000,000	HUF	19,347,529
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	500,000		512,500
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	1,315,000	EUR	1,708,664
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	2,105,000		2,178,675
Hungary (Republic of) Treasury Bills:
6.074%, 5/29/13[14]	1,954,000,000	HUF	8,189,756
6.261%, 4/17/13[14]	1,305,000,000	HUF	5,489,161
Hungary (Republic of) Unsec. Bonds:
5.375%, 2/21/23	9,085,000		8,596,681
5.50%, 2/12/14	4,243,000,000	HUF	18,022,017
			148,285,144
Ireland—0.1%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	3,530,000	EUR	4,772,957
Ireland (Republic of) Unsec. Bonds, 5.50%, 10/18/17	1,180,000	EUR	1,684,794
			6,457,751
Italy—0.4%
Italy (Republic of) Bonds:
4%, 9/1/20	3,610,000	EUR	4,635,406
4.50%, 3/1/19	10,445,000	EUR	13,854,902
5%, 3/1/22	1,900,000	EUR	2,533,918
5%, 9/1/40	3,955,000	EUR	4,943,649
Series EU, 1.216%, 10/15/17[4]	2,435,000	EUR	2,865,816
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	477,000,000	JPY	5,294,277
Italy (Republic of) Treasury Bonds:
3.50%, 11/1/17	2,030,000	EUR	2,606,395
5.75%, 2/1/33	1,695,000	EUR	2,334,395
			39,068,758
Ivory Coast—0.2%
Ivory Coast Bonds, 3.75%, 12/31/32	18,210,000		16,980,825

28	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Japan—1.6%
Japan Bonds:
2 yr., 0.10%, 5/15/14	558,250,000	JPY	$5,933,818
5 yr., 0.30%, 3/20/17	2,161,000,000	JPY	23,127,946
10 yr., Series 301, 1.50%, 6/20/19	2,153,000,000	JPY	24,709,011
10 yr., 1.10%, 3/20/21	3,405,000,000	JPY	38,241,910
20 yr., Series 112, 2.10%, 6/20/29	1,342,000,000	JPY	16,324,528
20 yr., Series 134, 1.80%, 3/20/32	1,316,000,000	JPY	15,041,698
30 yr., 2%, 3/20/42	1,649,000,000	JPY	19,160,895
Japan Sr. Unsec. Nts., 2.30%, 3/19/18	1,400,000	CAD	1,390,995

			143,930,801
Kazakhstan—0.0%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[5]	1,050,000		1,021,125
Korea, Republic of South—0.1%
Korea Housing Finance Corp. Sec. Nts., 1.625%, 9/15/18[5]	4,710,000		4,636,962
Malaysia—0.4%
Central Bank of Malaysia Treasury Bills:
Series 7712, 2.929%, 4/11/13[14]	54,680,000	MYR	17,639,823
Series 8012, 2.929%, 4/23/13[14]	54,420,000	MYR	17,538,706
Malaysia (Government of) Sr. Unsec. Bonds:
Series1/06, 4.262%, 9/15/16	8,545,000	MYR	2,867,397
Series0210, 4.012%, 9/15/17	6,805,000	MYR	2,275,208
			40,321,134
Mexico—2.3%
United Mexican States Bonds:
Series M, 6.50%, 6/9/222[4]	374,100,000	MXN	33,867,553
Series M20, 7.50%, 6/3/27[4]	391,340,000	MXN	38,465,347
Series M10, 7.75%, 12/14/17	84,290,000	MXN	7,730,294
Series M20, 8.50%, 5/31/29[4]	197,630,000	MXN	21,093,110
United Mexican States Treasury Bills:
4.105%, 5/30/13[14]	447,000,000	MXN	35,941,457
4.132%, 5/23/13[14]	80,900,000	MXN	6,509,819
4.168%, 6/6/13[14]	120,920,000	MXN	9,715,344
4.237%, 7/11/13[14]	484,500,000	MXN	38,777,416
4.552%, 4/4/13[14]	218,600,000	MXN	17,684,699
			209,785,039
Nigeria—0.5%
Nigeria (Federal Republic of) Treasury Bills:
10.635%, 7/4/13[14]	160,000,000	NGN	978,837
11.235%, 1/23/14[14]	595,000,000	NGN	3,441,626
13.662%, 9/5/13[14]	1,179,000,000	NGN	7,085,199
13.779%, 9/26/13[14]	591,000,000	NGN	3,527,452
14.326%, 6/6/13[14]	262,000,000	NGN	1,617,476
Series 364, 15.572%, 4/25/13[14]	391,000,000	NGN	2,445,421
Nigeria (Federal Republic of) Treasury Bonds:
7%, 10/23/19	1,088,000,000	NGN	5,642,778
16%, 6/29/19	1,109,000,000	NGN	8,581,722
16.39%, 1/27/22	1,760,000,000	NGN	14,490,722
			47,811,233

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	29

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount		Value
Paraguay—0.1%
Paraguay (Republic of) Sr. Unsec. Bonds, 4.625%, 1/25/23[5]	$5,865,000		$5,917,785
Peru—0.8%
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[5]	58,690,000	PEN	28,268,639
8.20%, 8/12/26[5]	36,360,000	PEN	19,667,391
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[5]	56,520,000	PEN	27,548,590

			75,484,620
Poland—0.4%
Poland (Republic of) Bonds: Series WS0922, 5.75%, 9/23/22	51,560,000	PLZ	18,122,446
Series 0415, 5.50%, 4/25/15	8,385,000	PLZ	2,692,120
Series 1017, 5.25%, 10/25/17	11,620,000	PLZ	3,851,179
Poland (Republic of) Unsec. Bonds, Series 1023, 4%, 10/25/23	50,070,000	PLZ	15,478,071
			40,143,816
Portugal—0.1%
Portugal (Republic of) Sr. Unsec. Bonds, 4.10%, 4/15/37	2,170,000	EUR	1,992,112
Portugal (Republic of) Sr. Unsec. Unsub. Bonds., 4.35%, 10/16/17	4,730,000	EUR	5,917,351
			7,909,463
Russia—1.7%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[5]	222,000,000	RUR	7,188,289
Russian Federation Bonds: 7.50%, 3/15/18[4]	692,300,000	RUR	23,507,224
7.50%, 2/27/19[4]	891,300,000	RUR	30,178,342
7.60%, 4/14/21[4]	966,300,000	RUR	32,699,140
Series 6206, 7.40%, 6/14/17[4]	1,584,100,000	RUR	53,202,808
Russian Federation Unsec. Bonds, Series 9, 7.90%, 3/18/21[4]	157,400,000	RUR	5,061,134
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.693%, 9/17/32[4]	175,200,000	RUR	5,748,972
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/5/22[5]	1,425,000		1,583,531
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts., 6.902%, 7/9/20[5]	1,335,000		1,556,944
			160,726,384
Serbia—0.2%
Serbia (Republic of) Sr. Unsec. Bonds, 4.875%, 2/25/20[5]	8,535,000		8,458,185
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[5]	11,525,000		11,928,375
			20,386,560
South Africa—1.2%
South Africa (Republic of) Bonds: Series R208, 6.75%, 3/31/21	525,885,000	ZAR	58,010,229
Series R207, 7.25%, 1/15/20	469,840,000	ZAR	53,431,558
			111,441,787
Spain—0.2%
Comunidad De Madrid Sr. Unsec. Nts., 4.30%, 9/15/26	6,800,000	EUR	6,882,477

30	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Spain Continued
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	7,800,000	NOK	$1,284,508
Spain (Kingdom of) Bonds: 4.25%, 10/31/16	1,515,000	EUR	1,998,483
5.50%, 7/30/17	5,200,000	EUR	7,170,897
Spain (Kingdom of) Sr. Unsec. Bonds, 4.30%, 10/31/19	2,920,000	EUR	3,771,087
			21,107,452
Sri Lanka—0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[5]	3,495,000		3,643,538
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.: 6.25%, 10/4/20[5]	6,315,000		6,757,050
6.25% 7/27/21[5]	7,160,000		7,616,393
			18,016,981
Tanzania—0.1%
Tanzania (United Republic of) Sr. Unsec. Nts., 6.45%, 3/8/20[4]	5,730,000		6,073,800
The Netherlands—0.2%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/19	9,690,000	EUR	14,694,103
Turkey—5.4%
Turkey (Republic of) Bonds: 6.875%, 3/17/36	13,285,000		16,423,581
7%, 3/11/19	14,340,000		17,369,325
9%, 3/5/14	87,940,000	TRY	50,062,566
9%, 3/8/17	163,840,000	TRY	98,704,250
9.50%, 1/12/22[4]	31,650,000	TRY	20,379,290
9.658%, 7/17/13[14]	80,480,000	TRY	43,750,908
10.50%, 1/15/20[4]	4,825,000	TRY	3,216,400
16.519%, 8/14/13[15]	8,410,000	TRY	6,763,670
Turkey (Republic of) Nts., 7.50%, 7/14/17	18,895,000		22,603,144
Turkey (Republic of) Unsec. Bonds: 5.621%, 2/11/15[15]	8,255,000	TRY	6,269,786
5.948%, 5/15/13[14]	211,400,000	TRY	116,101,165
6.25%, 9/26/22	24,035,000		28,541,563
8.50%, 9/14/22[4]	60,940,000	TRY	37,234,936
Turkey (Republic of) Unsec. Nts.: 5.125%, 3/25/22	10,640,000		11,730,600
6%, 1/14/41	15,165,000		17,041,669
			496,192,853
Ukraine—0.2%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[5]	5,935,000		6,196,140
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[5]	8,280,000		8,660,880
			14,857,020
United Arab Emirates—0.0%
Emirates of Dubai Sr. Unsec. International Bonds, 7.75%, 10/5/20	2,495,000		3,087,563
United Kingdom—0.4%
United Kingdom Treasury Bonds: 3.75%, 9/7/21	5,445,000	GBP	9,739,628

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	31

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount		Value
United Kingdom Continued
4%, 9/7/16	6,205,000	GBP	$10,604,711
4.25%, 12/7/55	1,415,000	GBP	2,659,247
4.75%, 12/7/38	7,065,000	GBP	14,071,323
			37,074,909
Uruguay—0.2%
Uruguay (Oriental Republic of) Sr. Unsec. Bonds, 4.702%, 12/15/28[15]	215,300,000	UYU	16,019,205
Venezuela—1.2%
Venezuela (Republic of) Bonds: 9%, 5/7/23	27,020,000		26,006,750
11.95%, 8/5/31	12,945,000		14,627,850
Venezuela (Republic of) Nts., 8.25%, 10/13/24	12,025,000		10,972,813
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26	10,070,000		11,192,805
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	9,305,000		10,900,808
Venezuela (Republic of) Unsec. Bonds: 7%, 3/31/38	8,570,000		6,791,725
7.65%, 4/21/25	16,110,000		14,176,800
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[5]	13,700,000		15,515,250
			110,184,801

Total Foreign Government Obligations (Cost $2,233,279,657)			2,268,837,568
Corporate Bonds and Notes—37.0%
Consumer Discretionary—5.5%
Auto Components—0.8%
Continental Rubber Of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[5]	1,445,000		1,484,738
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	12,090,000		13,435,013
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[5]	11,555,000		11,323,900
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[5]	22,357,000		25,039,840
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	5,575,000		5,798,000
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	12,704,000		13,656,800

			70,738,291
Automobiles—0.1%
Ford Motor Co., 7.45% Bonds, 7/16/31	3,645,000		4,633,644
Jaguar Land Rover plc:
5.625% Sr. Unsec. Nts., 2/1/23[5]	4,620,000		4,822,125
7.75% Sr. Unsec. Bonds, 5/15/18[5]	1,945,000		2,134,638
8.25% Sr. Nts., 3/15/20[5]	900,000	GBP	1,542,033
			13,132,440
Diversified Consumer Services—0.2%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	4,720,000		5,015,000

32	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Diversified Consumer Services Continued
ServiceMaster Co.:
7% Sr. Nts., 8/15/20[5]	$7,170,000	$7,456,800
8% Sr. Unsec. Unsub. Nts., 2/15/20	5,700,000	6,141,750
		18,613,550
Hotels, Restaurants & Leisure—1.2%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	11,085,000	11,812,453
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	4,080,000	4,707,300
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	24,845,000	17,080,938
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	3,625,000	4,223,125
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[5]	10,730,000	10,139,850
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	9,685,000	10,580,863
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[5]	10,645,000	11,523,213
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[5]	5,815,000	5,887,688
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	4,490,000	4,894,100
MGM Resorts International:
6.625% Sr. Unsec. Unsub. Nts., 12/15/21	5,695,000	5,979,750
6.75% Sr. Unsec. Nts., 10/1/20[5]	5,390,000	5,726,875
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	4,442,100	4,630,889
NCL Corp. Ltd., 5% Sr. Unsec. Nts., 2/15/18[5]	5,815,000	5,953,106
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	7,515,000	8,529,525
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[3,9]	14,750,000	—
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[5]	2,850,000	3,149,250

		114,818,925
Household Durables—0.3%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[5,7]	2,445,000	2,445,000
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	14,225,000	15,398,563
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	1,075,000	1,156,969
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[5]	5,265,000	5,890,219

		24,890,751
Leisure Equipment & Products—0.1%
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[5]	9,370,000	9,885,350
Media—2.1%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	5,705,000	3,651,200
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	18,245,000	14,504,775
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	4,440,000	4,895,100
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	13,703,000	14,662,210
CCO Holdingds LLC/ CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[5]	5,730,000	5,772,975
Cinemark USA, Inc., 5.125% Sr. Unsec. Nts., 12/15/22[5]	2,215,000	2,237,150

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	33

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Media Continued
CSC Holdings LLC, 6.75% Sr. Unsec. Unsub. Nts., 11/15/21	$1,000,000	$1,126,250
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	5,980,000	6,174,350
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22	6,115,000	6,443,681
6.75% Sr. Unsec. Nts., 6/1/21	2,985,000	3,332,006
7.875% Sr. Unsec. Nts., 9/1/19	10,315,000	12,274,850
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	7,761,000	8,440,088
Getty Images, Inc., 7% Sr. Nts., 10/15/20[5]	5,440,000	5,576,000
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	11,075,000	11,877,938
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[3,8]	10,346,000	10,656,380
LIN Television Corp., 6.375% Sr. Nts., 1/15/21[5]	5,380,000	5,756,600
Lynx I Corp., 5.375% Sr. Sec. Nts., 4/15/21[5]	3,120,000	3,260,400
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[5]	5,515,000	5,845,900
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	8,620,000	9,525,100
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21[5,7]	5,945,000	5,930,138
6.125% Sr. Nts., 10/1/22[5]	9,115,000	9,593,538
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH, 5.50% Sr. Sec. Nts., 1/15/23[5]	3,025,000	3,123,313
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	3,945,000	4,334,569
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[5]	10,465,000	11,563,825
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[5]	7,510,000	8,336,100
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[5]	10,190,000	11,132,575

		190,027,011
Specialty Retail—0.5%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[5]	11,550,000	12,271,875
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	5,065,000	5,647,475
Claire’s Stores, Inc., 8.875% Sr. Sec. Nts., 3/15/19	5,735,000	6,079,100
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	4,660,000	5,032,800
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	3,990,000	4,249,350
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts, 8/1/20[5]	5,070,000	5,589,675
Petco Holdings, Inc., 8.50% Sr. Nts., 10/15/17[5,8]	70,000	72,538
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	5,010,000	5,573,625

		44,516,438
Textiles, Apparel & Luxury Goods—0.2%
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[5,8]	5,750,000	5,865,000

34	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Textiles, Apparel & Luxury Goods Continued
Levi Strauss & Co.: 6.875% Sr. Unsec. Nts., 5/1/22[5]	$1,490,000		$1,639,000
7.625% Sr. Unsec. Unsub. Nts., 5/15/20	4,440,000		4,906,200
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	5,705,000		5,705,000
			18,115,200
Consumer Staples—1.5%
Beverages—0.0%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[4]	5,535,000	BRR	3,076,099
Food & Staples Retailing—0.1%
Rite Aid Corp.:
7.50% Sr. Sec. Nts., 3/1/17	505,000		520,781
9.25% Sr. Unsec. Unsub. Nts., 3/15/20	3,055,000		3,463,606
US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19[5]	5,670,000		6,045,638
			10,030,025
Food Products—1.1%
Alicorp SA, 3.875% Sr. Unsec. Nts., 3/20/23[5]	4,685,000		4,685,000
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[5]	10,750,000		11,395,000
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[5]	5,735,000		5,892,713
ASG Consolidated LLC, 14.85% Sr. Nts., 5/15/17[5,8]	7,414,277		7,933,276
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[5]	10,499,000		11,601,395
Chiquita Brands International, Inc., 7.875% Sr. Sec. Nts., 2/1/21[5]	5,220,000		5,487,525
Hawk Acquisition Sub, Inc., 4.25% Sr. Sec. Nts., 10/15/20[5,7]	7,440,000		7,458,600
MHP SA: 8.25% Sr. Unsec. Nts., 4/2/20[3,7]	4,885,000		4,851,416
10.25% Sr. Unsec. Nts., 4/29/15[5]	15,375,000		16,570,637
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[5]	2,115,000		2,273,625
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[5]	12,045,000		12,767,700
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[5]	5,815,000		6,149,363
			97,066,250
Household Products—0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 5.75% Sr. Sec. Nts., 10/15/20	5,510,000		5,627,088
9% Sr. Unsec. Unsub. Nts., 4/15/19	4,740,000		5,036,250
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	465,000		528,938
			11,192,276
Personal Products—0.1%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21[5]	8,940,000		9,007,050
Tobacco—0.1%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	5,440,000		5,773,200

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	35

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Tobacco Continued
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21[5]	$5,825,000	$6,145,375
		11,918,575
Energy—6.7%
Energy Equipment & Services—0.6%
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[5]	2,980,000	2,976,275
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	3,720,000	3,627,000
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[5]	4,725,000	5,114,813
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	9,530,000	9,911,200
Offshore Group Investment Ltd.: 7.125% Sr. Sec. Nts., 4/1/23[5]	5,950,000	6,098,750
7.50% Sr. Sec. Nts., 11/1/19[5]	9,210,000	9,808,650
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	11,055,000	11,856,488
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[5]	1,885,000	1,993,388
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	3,350,000	3,618,000
		55,004,564
Oil, Gas & Consumable Fuels—6.1%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Unsub. Nts., 5/15/23	5,910,000	5,843,513
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]	9,955,000	10,888,281
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	7,045,000	6,534,238
Antero Resources Finance Corp.: 6% Sr. Unsec. Nts., 12/1/20[5]	3,700,000	3,885,000
9.375% Sr. Unsec. Nts., 12/1/17	752,500	820,225
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	7,440,000	6,714,600
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.: 5.875% Sr. Unsec. Nts., 8/1/23[5]	5,145,000	5,145,000
6.625% Sr. Nts., 10/1/20[5]	3,650,000	3,823,375
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	4,660,000	4,974,550
BreitBurn Energy Partners LP/BreitBurn Finance Corp.: 7.875% Sr. Unsec. Nts., 4/15/22	2,500,000	2,687,500
8.625% Sr. Unsec. Nts., 10/15/20	13,960,000	15,495,600
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	5,185,000	6,014,600
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23[7]	5,725,000	5,818,031
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	8,935,000	9,627,463
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	9,080,000	9,783,700
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	1,790,000	1,951,100
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	5,730,000	6,116,775
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[5]	2,440,000	2,460,740
Denbury Resources, Inc., 4.625% Sr. Unsec. Sub. Nts., 7/15/23	5,215,000	5,038,994

36	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Empresa Nacional del Petroleo, 4.75% Sr. Unsec. Unsub. Nts., 12/6/21[5]	$1,300,000		$1,348,412
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	10,360,000		11,499,600
Gaz Capital SA: 7.288% Sr. Sec. Nts., 8/16/37[5]	15,355,000		18,656,325
8.146% Sr. Sec. Nts., 4/11/18[5]	19,820,000		24,056,525
8.625% Sr. Sec. Nts., 4/28/34[5]	13,870,000		18,897,875
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[5]	23,270,000		30,134,650
Gazprom OAO Via Gaz Capital SA: 4.95% Sr. Unsec. Nts., 2/6/28[5]	11,010,000		10,899,900
4.95% Sr. Unsec. Nts., 7/19/22[5]	28,965,000		30,268,425
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21[5]	3,350,000		3,465,156
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21[5]	11,120,000		12,037,400
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[5]	1,035,000		1,135,913
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[5]	3,730,000		3,897,850
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[5]	2,175,000		2,748,395
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21[5]	9,140,000		9,585,575
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	24,175,000		26,773,813
Lukoil International Finance BV: 6.125% Sr. Unsec. Nts., 11/9/20[5]	21,600,000		24,624,000
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[5]	5,370,000		6,444,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Unsub. Nts., 7/15/23	11,560,000		11,328,800
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[5]	17,285,000		18,494,950
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[5]	7,030,000		7,091,513
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	3,375,000		3,372,891
Novatek OAO via Novatek Finance Ltd.: 4.422% Sr. Unsec. Nts., 12/13/22[5]	10,960,000		10,891,500
7.75% Unsec. Nts., 2/21/17[5]	93,650,000	RUR	3,021,818
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	3,960,000		4,375,800
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[5]	3,717,350		4,107,672
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[5]	4,890,000		4,958,460
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	2,005,000		2,411,013
Pertamina Persero PT, 5.25% Nts., 5/23/21[5]	655,000		707,400
Petroleos de Venezuela SA: 5.125% Sr. Unsec. Nts., 10/28/16	4,080,000		3,621,000
8.50% Sr. Nts., 11/2/17[5]	18,550,000		18,086,250
12.75% Sr. Unsec. Nts., 2/17/22[5]	11,070,000		12,536,775
Petroleos Mexicanos: 1.95% Sr. Unsec. Nts., 12/20/22	655,000		672,798
2% Sr. Unsec. Nts., 12/20/22	3,255,000		3,351,234
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	1,700,000		1,757,800

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	37

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[5]	$5,665,000		$7,463,638
Quicksilver Resources, Inc.: 8.25% Sr. Unsec. Nts., 8/1/15	4,655,000		4,602,631
11.75% Sr. Nts., 1/1/16	3,825,000		3,920,625
Range Resources Corp.: 5% Sr. Unsec. Sub. Nts., 8/15/22	2,235,000		2,290,875
8% Sr. Unsec. Sub. Nts., 5/15/19	1,825,000		2,007,500
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[5,16]	7,865,000		7,717,531
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199% Sr. Unsec. Nts., 3/6/22[5]	8,765,000		8,710,219
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21[5]	5,815,000		6,040,331
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[5]	8,975,000		9,580,813
SandRidge Energy, Inc.: 7.50% Sr. Unsec. Unsub. Nts., 2/15/23	5,290,000		5,514,825
8.75% Sr. Unsec. Nts., 1/15/20	5,305,000		5,742,663
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[5]	11,855,000		12,299,563
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[5]	6,275,000		6,196,563
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	4,670,000		5,137,000
Tengizchevroil LLP, 6.124% Nts., 11/15/14[5]	2,086,159		2,159,174
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[5]	2,070,000		2,194,200
Western Refining, Inc., 6.25% Sr. Unsec. Nts., 4/1/21[5]	5,725,000		5,860,969
			558,323,893
Financials—7.0%
Capital Markets—1.2%
Banco BTG Pactual SA (Cayman): 4% Sr. Unsec. Nts., 1/16/20[5]	8,455,000		8,180,213
5.75% Unsec. Sub. Nts., 9/28/22[5]	8,615,000		8,669,275
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	5,895,000		6,919,256
Cantor Commercial Real Estate Co. LP/CCRE Finance, 7.75% Sr. Unsec. Nts., 2/15/18[5]	7,445,000		7,612,513
Deutsche Bank Capital Funding Trust IV, 5.33% Unsec. Sub. Nts., 9/19/49[4]	1,190,000	EUR	1,262,243
Nationstar Mortgage LLC/Nationstar Capital Corp.: 6.50% Sr. Unsec. Unsub. Nts., 7/1/21[5]	11,555,000		12,103,863
7.875% Sr. Unsec. Nts., 10/1/20[5]	5,395,000		5,988,450
10.875% Sr. Unsec. Nts., 4/1/15	9,825,000		10,451,344
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[5]	5,500,000		5,775,000
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	11,044,000		12,355,475
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[5]	3,900,000		4,173,000
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	8,775,000		8,895,656

38	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Capital Markets Continued
UBS AG (Jersey Branch): 4.28% Jr. Sub. Perpetual Nts.[16]	670,000	EUR	$853,453
7.152% Jr. Sub. Perpetual Bonds[16]	455,000	EUR	638,803
UBS Capital Securities Jersey Ltd., 8.836% Jr. Sub. Perpetual Nts.[16]	950,000	EUR	1,224,138
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375% Sr. Unsec. Nts., 5/1/21[5]	3,730,000		3,939,813
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	15,199,000		12,463,180
			111,505,675
Commercial Banks—3.8%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[5]	21,250,000	TRY	11,509,976
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[5]	10,365,000		11,724,888
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[5]	5,365,000	BRR	2,654,955
Banco BMG SA:
8.875% Unsec. Sub. Nts., 8/5/20[5]	2,115,000		1,956,375
9.15% Nts., 1/15/16[5]	3,552,000		3,738,480
9.95% Unsec. Unsub. Nts., 11/5/19[5]	4,910,000		4,897,725
Banco do Brasil SA (Cayman):
3.875% Sr. Unsec. Nts., 10/10/22	1,545,000		1,498,650
6.25% Jr. Sub. Perpetual Bonds[16]	6,675,000		6,591,563
9.25% Jr. Sub. Perpetual Bonds[5,16]	24,940,000		30,302,100
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[5]	18,565,000		20,245,133
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[3]	9,330,000	BRR	4,617,098
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[5]	7,115,000		7,168,363
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	11,485,000		11,599,850
Bank of India (London), 3.625% Sr. Unsec. Unsub. Nts., 9/21/18[3]	4,690,000		4,715,870
Bank of Scotland plc:
4.875% Sr. Sec. Nts., 12/20/24	820,000	GBP	1,488,519
4.875% Sr. Sec. Unsub. Nts., 11/8/16	495,000	GBP	854,144
9.375% Unsec. Sub. Nts., 5/15/21	1,130,000	GBP	2,186,565
Barclays Bank plc:
4.75% Sub. Nts., 3/15/49	1,320,000	EUR	1,224,146
6% Sr. Unsec. Sub. Nts., 1/14/21	365,000	EUR	513,924
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[5]	6,570,000		6,931,350
BBVA US Senior SAU, 4.664% Sr. Unsec. Nts., 10/9/15	2,360,000		2,421,546
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[5]	17,355,000		18,431,010
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	1,455,000		1,527,750
5% Sr. Unsec. Nts., 8/15/22	9,725,000		10,439,544
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[5]	6,430,000		6,759,538
DNB Boligkreditt AS, 1.45% Sr. Sec. Nts., 3/21/19[5]	1,875,000		1,887,911
DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[5,7]	4,900,000		4,829,587
EUROFIMA, 6.25% Bonds, 12/28/18	3,325,000	AUD	3,790,499

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	39

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount		Value
Commercial Banks Continued
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[5]	$8,940,000		$8,984,700
Hana Bank, 1.375% Sr. Unsec. Nts., 2/5/16[5]	2,364,130		2,357,844
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[4,5]	4,030,000		4,160,975
Intesa Sanpaolo SpA:
3.125% Unsec. Nts., 1/16/16	1,900,000		1,858,702
3.875% Unsec. Nts., 1/15/18	950,000		919,989
Lloyds TSB Bank plc:
6% Sr. Sec. Nts., 2/8/29	1,455,000	GBP	2,928,670
11.875% Unsec. Sub. Nts., 12/16/21	2,375,000	EUR	3,758,200
Norddeutsche Landesbank Girozentrale, 0.875% Sec. Nts., 10/16/15[5]	1,905,000		1,911,721
Royal Bank of Scotland NV:
3.197% Unsec. Sub. Nts., 5/17/18[4]	1,035,000	AUD	980,594
6.50% Unsec. Sub. Nts., 5/17/18[4]	950,000	AUD	901,106
Royal Bank of Scotland plc (The):
2.375% Sr. Unsec. Sub. Nts., 11/2/15	290,000	CHF	300,511
13.125% Unsec. Sub. Nts., 3/19/22	1,130,000	AUD	1,424,520
Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[5]	17,425,000		17,490,344
5.40% Sr. Unsec. Nts., 3/24/17	4,825,000		5,223,063
6.125% Sr. Nts., 2/7/22[5]	17,250,000		19,320,000
Skandinaviska Enskilda Banken AB, 1.75% Sr. Unsec. Nts., 3/19/18[5]	1,405,000		1,406,624
Societe Generale SA, 2.75% Sr. Unsec. Nts., 10/12/17	1,885,000		1,933,512
Stadshypotek AB:
1.875% Sec. Nts., 10/2/19[5]	2,360,000		2,371,897
6% Sec. Unsub. Bonds, 6/21/17	17,935,000	SEK	3,197,120
Sumitomo Mitsui Banking Corp., 1.80% Sr. Unsec. Nts., 7/18/17	1,365,000		1,392,240
Sumitomo Mitsui Trust Bank Ltd., 1.80% Sr. Unsec. Nts., 3/28/18[5]	940,000		942,233
Swedbank Hypotek AB, 1.375% Sec. Nts., 3/28/18[5]	1,876,667		1,878,921
Toronto-Dominion Bank (The), 1.50% Sec. Bonds, 3/13/17[5]	1,830,000		1,876,760
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[5]	5,885,000		6,221,504
Turkiye Is Bankasi:
3.875% Sr. Unsec. Nts., 11/7/17[5]	10,205,000		10,409,100
5.699% Unsec. Nts., 5/15/13[14]	22,600,000	TRY	12,391,653
6% Sub. Nts., 10/24/22[5]	6,370,000		6,672,575
VTB Bank OJSC Via VTB Capital SA, 6.95% Sub. Nts., 10/17/22[5]	8,780,000		9,293,630
VTB Capital SA:
6.315% Nts., 2/22/18[5]	3,990,000		4,334,138
6.465% Sr. Sec. Unsub. Nts., 3/4/15[5]	3,970,000		4,257,825
Westpac Banking Corp.:
1.25% Sec. Nts., 12/15/17[5]	1,900,000		1,901,887
1.60% Sr. Unsec. Unsub. Nts., 1/12/18	2,370,000		2,400,597
Yapi ve Kredi Bankasi AS:
5.50% Unsec. Sub. Nts., 12/6/22[5]	9,200,000		9,154,000
6.75% Sr. Unsec. Nts., 2/8/17[5]	7,260,000		8,094,900

			349,159,114

40	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Consumer Finance—0.4%
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19	$4,640,000		$4,419,600
JSC Astana Finance, 9.16% Nts., 3/14/12[9]	27,100,000		2,405,125
Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[5]	5,915,000		6,122,025
SLM Corp., 7.25% Sr. Unsec. Unsub. Nts., 1/25/22	5,785,000		6,493,663
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[5]	7,105,000		7,691,163
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	4,285,000		4,713,500
			31,845,076
Diversified Financial Services—0.8%
ABN AMRO Bank NV, 1.375% Sr. Unsec. Nts., 1/22/16[5]	1,420,000		1,421,847
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[5]	9,238,368		9,422,211
Banco Invex SA, 31.938% Mtg.-Backed Certificates, Series 062U, 3/13/34[9,15]	17,962,375	MXN	949,088
Caisse Centrale Desjardins du Quebec, 1.60% Sec. Bonds, 3/6/17[5]	1,830,000		1,879,165
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[5]	20,215,000		22,539,725
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	4,540,000		5,765,800
ING Bank NV, 2.625% Sr. Sec. Nts., 12/5/22[5]	3,820,000		3,806,703
Instituto de Credito Oficial:
5% Sr. Unsec. Unsub. Nts., 11/14/16	1,975,000		2,078,405
5% Sr. Unsec. Unsub. Nts., 4/10/17	3,395,000		3,560,323
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[5]	6,700,000		6,850,750
JPMorgan Hipotecaria su Casita:
8.397% Sec. Nts., 8/26/35[3,15]	20,232,960	MXN	145,382
30.085% Mtg.-Backed Certificates, Series 06U, 9/25/35[15]	6,243,382	MXN	867,005
Korea Development Bank (The), 1.50% Sr. Unsec. Nts., 1/22/18	3,315,000		3,276,947
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[3]	4,735,000		4,764,594
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	4,905,000		5,751,113
Rabobank Capital Funding Trust IV, 5.556% Perpetual Bonds[3,16]	755,000	GBP	1,143,966
Stanbic IBTC Holding Co., 12.468% Nts., 9/24/13[14]	538,000,000	NGN	3,199,836
			77,422,860
Insurance—0.0%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 1.70% Sr. Unsec. Nts., 3/19/18	470,000		468,665
Swiss Reinsurance Co. via ELM BV: 4.455% Sr. Sec. Sub. Nts., 5/25/49[4]	470,000	AUD	434,981
7.635% Unsec. Sub. Nts., 12/29/49	190,000	AUD	200,977
			1,104,623
Real Estate Investment Trusts (REITs)—0.4%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	6,025,000		6,567,250
FelCor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23[5]	5,720,000		5,841,550

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	41

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) Continued
Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23[5]	$5,725,000	$5,796,563
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	11,990,000	13,278,925
RHP Hotel Properties LP/RHP Finance Corp., 5% Sr. Unsec. Nts., 4/15/21[5,7]	5,735,000	5,785,181
		37,269,469
Real Estate Management & Development—0.4%
BR Malls International Finance Ltd., 8.50% Sr. Unsec. Unsub. Nts., 1/29/49[5]	4,225,000	4,673,906
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 12/31/23[5]	4,130,000	4,238,619
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[5]	9,400,000	10,645,500
9% Sr. Sec. Nts., 1/15/20[5]	4,810,000	5,615,675
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[4,5]	6,170,000	6,216,275
		31,389,975
Thrifts & Mortgage Finance—0.0%
Credit Mutuel/CIC Home Loan SFH, 1.50% Sec. Nts., 11/16/17[5]	1,430,000	1,437,529
Health Care—1.4%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	3,760,000	4,154,800
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts, 8/15/20	6,350,000	6,865,938
		11,020,738
Health Care Equipment & Supplies—0.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	5,680,000	5,055,200
Alere, Inc.: 7.25% Sr. Unsec. Nts., 7/1/18[5]	4,585,000	4,894,488
8.625% Sr. Unsec. Sub. Nts., 10/1/18	604,907	645,738
Biomet, Inc.: 6.50% Sr. Unsec. Nts., 8/1/20[5]	7,640,000	8,136,600
6.50% Sr. Unsec. Sub. Nts., 10/1/20[5]	2,235,000	2,309,034
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20[5]	665,000	710,719
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	6,685,000	7,269,938
		29,021,717
Health Care Providers & Services—0.8%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[5]	1,560,000	1,618,500
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	1,039	1,039
CDRT Holding Corp., 9.25% Sr. Unsec. Nts., 10/1/17[5,8]	3,125,000	3,257,813
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	7,940,000	8,624,825
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Unsub. Nts., 8/15/22	3,205,000	3,345,219

42	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Health Care Providers & Services Continued
Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[5]	$2,980,000	$3,285,450
5.875% Sr. Unsec. Nts., 1/31/22[5]	1,490,000	1,670,663
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	5,730,000	5,916,225
HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22	8,910,000	10,268,775
Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20	3,045,000	3,357,113
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	5,056,000	5,599,520
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	10,540,000	10,513,650
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[5]	4,240,000	4,732,900
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17	610,000	381,250
Tenet Healthcare Corp.: 4.50% Sr. Sec. Nts., 4/1/21[5]	975,000	957,938
4.75% Sr. Sec. Nts., 6/1/20[5]	1,560,000	1,571,700
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[9]	8,495,000	212,375
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	7,295,000	7,805,650
		73,120,605
Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	1,175,000	1,289,563
Life Sciences Tools & Services—0.1%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[5]	3,730,000	4,298,825
Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18[5]	3,865,000	4,246,433
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[5]	2,915,000	3,146,378
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	3,740,000	4,015,825
		11,408,636
Industrials—4.7%
Aerospace & Defense—1.0%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	4,026,000	4,473,893
DigitalGlobe, Inc., 5.25% Sr. Unsec. Unsub. Nts., 2/1/21[5]	2,980,000	2,972,550
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	17,005,000	16,834,950
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	6,630,000	7,234,988
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[5]	11,560,000	12,253,600
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	8,420,000	9,198,850
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	5,208,000	5,754,840
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[5]	6,920,000	7,906,100
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	12,130,000	13,373,325

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	43

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Aerospace & Defense Continued
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	$12,170,000	$13,584,763
		93,587,859
Air Freight & Logistics—0.2%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	5,067,000	5,637,038
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[5]	9,365,000	9,997,138

		15,634,176
Airlines—0.1%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	4,945,092	5,142,895
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/28/25[5]	1,415,000	1,395,332
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	4,647,622	5,333,147

		11,871,374
Building Products—0.2%
Nortek, Inc.:
8.50% Sr. Unsec. Nts., 4/15/21[5]	7,140,000	7,943,250
8.50% Sr. Unsec. Nts., 4/15/21	1,325,000	1,477,375
Ply Gem Industries, Inc., 9.375% Sr. Unsec. Nts., 4/15/17	10,455,000	11,552,775

		20,973,400
Commercial Services & Supplies—0.6%
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	4,620,000	4,643,100
First Data Corp.: 6.75% Sr. Sec. Nts., 11/1/20[5]	10,975,000	11,496,313
10.625% Sr. Unsec. Nts., 6/15/21[5,7]	7,450,000	7,571,063
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	9,915,000	10,472,719
STHI Holding Corp., 8% Sec. Nts., 3/15/18[5]	3,755,000	4,121,113
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[5]	4,475,000	4,634,422
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	8,430,000	9,188,700
		52,127,430
Construction & Engineering—0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[3]	13,817,567	17,048,115
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[5]	1,280,000	1,379,200
Odebrecht Finance Ltd., 7.125% Sr. Nts., 6/26/42[5]	9,560,000	10,874,500
		29,301,815
Electrical Equipment—0.2%
Belden, Inc., 5.50%, Sr. Unsec. Sub. Nts., 9/1/22[5]	5,300,000	5,459,000
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[5]	5,440,000	5,576,000
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	5,237,000	5,839,255
		16,874,255

44	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Industrial Conglomerates—0.0%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	2,230,000	AUD	$2,496,452
Machinery—0.9%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	5,730,000		5,973,525
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	3,992,000		4,326,330
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[5]	7,755,000		8,385,094
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	2,540,000		2,819,400
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[5]	11,630,000		12,269,650
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	12,605,000		14,306,675
Milacron LLC/Mcron Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/21[5]	745,000		773,869
Navistar International Corp.: 3% Cv. Sr. Sub. Nts., 10/15/14	3,930,000		4,030,706
8.25% Sr. Unsec. Nts., 11/1/21	3,425,000		3,506,344
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	11,050,000		11,685,375
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	9,300,000		10,183,500
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	5,745,000		5,529,563
			83,790,031
Marine—0.3%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[5]	5,680,000		5,765,200
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	13,580,000		14,598,500
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	2,750,000		2,822,188
			23,185,888
Professional Services—0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]	4,708,000		4,213,660
FTI Consulting, Inc., 6% Sr. Unsec. Unsub. Nts., 11/15/22[5]	9,245,000		9,822,813
			14,036,473
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50% Sr. Unsec. Nts., 4/1/23[5,7]	5,950,000		5,964,875
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[5]	5,360,000		5,654,800
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]	18,908,000		13,897,380
			25,517,055
Trading Companies & Distributors—0.4%
Air Lease Corp., 4.75% Sr. Unsec. Unsub. Nts., 3/1/20	11,555,000		11,901,650
Aircastle Ltd., 6.25% Sr. Unsec. Nts., 12/1/19	4,355,000		4,779,613
International Lease Finance Corp.: 3.875% Sr. Unsec. Unsub. Nts., 4/15/18	4,470,000		4,472,794
4.625% Sr. Unsec. Unsub. Nts., 4/15/21	2,980,000		2,978,138
8.625% Sr. Unsec. Unsub. Nts., 9/15/15	835,000		952,944
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	6,613,000		7,811,606

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	45

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Trading Companies & Distributors Continued
United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	$6,240,000	$6,957,600
		39,854,345
Information Technology—1.4%
Communications Equipment—0.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[5]	5,025,000	4,937,063
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	4,298,000	4,631,095
Zayo Group LLC/Zayo Capital, Inc., 8.125% Sr. Sec. Nts., 1/1/20	2,155,000	2,424,375

		11,992,533
Computers & Peripherals—0.1%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	10,640,000	11,597,600
Electronic Equipment, Instruments & Components—0.1%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	3,575,000	3,816,313
Internet Software & Services—0.2%
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	5,730,000	5,801,625
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22[5]	5,740,000	5,639,550
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	9,090,000	9,606,994
		21,048,169
IT Services—0.6%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	5,930,000	6,152,375
First Data Corp.: 8.25% Sec. Nts., 1/15/21[5]	5,590,000	5,841,550
9.875% Sr. Unsec. Nts., 9/24/15	4,515,000	4,673,025
12.625% Sr. Unsec. Nts., 1/15/21	10,195,000	11,099,806
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	15,720,000	14,619,600
WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[5]	7,455,000	7,249,988
		49,636,344
Semiconductors & Semiconductor Equipment—0.2%
Advanced Micro Devices, Inc., 7.50% Sr. Unsec. Nts., 8/15/22[5]	2,850,000	2,600,625
Freescale Semiconductor, Inc.: 9.25% Sr. Sec. Nts., 4/15/18[5]	9,975,000	10,997,438
10.75% Sr. Unsec. Nts., 8/1/20	7,099,000	8,092,860
		21,690,923
Software—0.1%
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	1,795,000	2,044,056
SunGard Data Systems, Inc.: 7.375% Sr. Unsec. Nts., 11/15/18	2,685,000	2,886,375
7.625% Sr. Unsec. Nts., 11/15/20	1,505,000	1,638,569
		6,569,000
Materials—3.2%
Chemicals—0.8%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[5]	1,425,000	1,542,563

46	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Chemicals Continued
Alphabet Holding Co., Inc., 7.75% Sr. Unsec. Nts., 11/1/17[5,8]	$5,435,000	$5,679,575
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[5]	4,975,000	5,166,538
Eagle Spinco, Inc., 4.625% Sr. Unsec. Nts., 2/15/21[5]	4,475,000	4,570,094
Georgia Gulf Corp., 4.875% Sr. Unsec. Nts., 5/15/23[5]	1,120,000	1,143,800
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	4,775,000	4,966,000
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20[5]	3,125,000	3,148,438
Huntsman International LLC: 4.875% Sr. Unsec. Nts., 11/15/20[5]	2,345,000	2,371,381
4.875% Sr. Unsec. Unsub. Nts., 11/15/20	2,265,000	2,290,481
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[5]	7,170,000	7,958,700
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21	3,825,000	4,551,750
Mexichem SAB de CV: 4.875% Sr. Unsec. Nts., 9/19/22[5]	4,370,000	4,643,125
6.75% Sr. Unsec. Nts., 9/19/42[5]	3,415,000	3,794,919
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	5,035,000	5,211,225
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[5]	1,490,000	1,506,763
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23[5]	1,490,000	1,508,625
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[5]	5,715,000	6,115,050
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	140,000	153,300
Sun Products Corp. (The), 7.75% Sr. Unsec. Nts., 3/15/21[5]	5,725,000	5,796,563
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[5]	5,785,000	5,741,613
		77,860,503
Construction Materials—0.4%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[5]	5,765,000	6,312,675
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[5]	9,725,000	11,244,045
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[5]	6,600,000	7,359,000
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[5]	8,565,000	9,999,638
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	6,230,000	6,814,063
		41,729,421
Containers & Packaging—0.5%
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[5]	7,865,000	8,100,950
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[5]	2,160,000	2,376,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23[5]	11,555,000	11,266,125
Graphic Packaging International, Inc., 4.75% Sr. Unsec. Nts., 4/15/21[7]	1,115,000	1,133,119
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	10,450,000	11,442,750

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	47

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount		Value
Containers & Packaging Continued
Sealed Air Corp.: 5.25% Sr. Unsec. Nts., 4/1/23[5]	$5,770,000		$5,806,063
6.50% Sr. Unsec. Nts., 12/1/20[5]	5,145,000		5,659,500
			45,784,507
Metals & Mining—1.2%
Aleris International, Inc.: 7.625% Sr. Unsec. Nts., 2/15/18	8,680,000		9,244,200
7.875% Sr. Unsec. Unsub. Nts., 11/1/20	9,150,000		9,744,750
Alrosa Finance SA, 7.75% Nts., 11/3/20[5]	15,370,000		18,074,352
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[5]	4,650,000		4,522,125
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[5]	5,205,000		5,803,575
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[5]	9,070,000		9,745,715
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[5]	7,190,000		7,207,975
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[5]	740,000		788,100
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[5]	5,155,000		5,464,300
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	2,235,000		2,531,138
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[5]	2,880,000		2,923,920
OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45% Unsec. Nts., 2/19/18[5]	7,825,000		7,844,563
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[5]	4,855,000		4,736,053
Severstal OAO Via Steel Capital SA: 4.45% Sr. Unsec. Nts., 3/19/18[5]	8,125,000		8,084,375
5.90% Sr. Unsec. Nts., 10/17/22[5]	4,980,000		4,967,550
Walter Energy, Inc.: 8.50% Sr. Unsec. Nts., 4/15/21[5]	2,980,000		3,061,950
9.875% Sr. Unsec. Unsub. Nts., 12/15/20[5]	5,080,000		5,537,200
			110,281,841
Paper & Forest Products—0.3%
Catalyst Paper Corp.: 11.995% Sr. Sec. Nts., 10/30/17[1,8]	13,074,634		10,459,707
13% Sec. Nts., 9/13/16[1,4,5]	3,328,703		3,228,842
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[9]	12,663,593		4,812,165
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[5]	7,060,000		5,365,600
			23,866,314
Telecommunication Services—3.4%
Diversified Telecommunication Services—1.5%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[5]	11,210,000	BRR	5,783,212
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[5]	21,685,000		22,606,613
Cincinnati Bell, Inc.: 8.25% Sr. Nts., 10/15/17	727,500		774,788
8.375% Sr. Unsec. Unsub. Nts., 10/15/20	2,235,000		2,335,575
8.75% Sr. Unsec. Sub. Nts., 3/15/18	2,645,000		2,638,388

48	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Diversified Telecommunication Services Continued
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[5]	$2,185,000		$2,195,925
Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[5]	18,620,000		18,154,500
Frontier Communications Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/15/24[7]	1,490,000		1,536,563
Intelsat Bermuda Ltd.: 11.25% Sr. Unsec. Nts., 2/4/17	1,165,000		1,242,181
11.50% Sr. Unsec. Nts., 2/4/17[8]	5,259,375		5,588,086
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	5,205,000		5,738,513
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[5,7]	7,445,000		7,593,900
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19[5]	7,685,000		8,424,681
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	3,405,000		3,834,711
Qtel International Finance Ltd., 3.875% Sr. Unsec. Nts., 1/31/28[5]	2,680,000		2,652,637
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[5]	7,540,000		7,444,966
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[5]	21,225,000		22,233,188
tw telecom holdings, inc., 5.375% Sr. Unsec. Unsub. Nts., 10/1/22	7,805,000		8,175,738
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[5]	9,355,000		9,787,669
Windstream Corp., 6.375% Sr. Unsec. Nts., 8/1/23[5]	3,725,000		3,715,688
			142,457,522
Wireless Telecommunication Services—1.9%
America Movil SAB de CV: 6.45% Sr. Unsec. Nts., 12/5/22	146,450,000	MXN	12,524,333
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	42,300,000	MXN	3,941,582
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	7,695,000		7,714,238
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	3,560,000		3,635,650
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]	2,605,000		2,774,325
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[5]	4,695,000		4,683,263
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14	4,980,000		5,098,275
MetroPCS Wireless, Inc.: 6.25% Sr. Unsec. Nts., 4/1/21[5]	5,735,000		5,856,869
6.625% Sr. Unsec. Nts., 11/15/20	9,170,000		9,617,038
6.625% Sr. Unsec. Nts., 4/1/23[5]	5,730,000		5,866,088
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[5]	11,780,000		15,019,500
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[5]	2,880,000		3,006,000
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	5,165,000		5,307,038
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[5]	4,305,000		5,332,819
Vimpel Communications: 8.85% Sr. Unsec. Nts., 3/8/22[4]	78,800,000	RUR	2,554,053
8.85% Sr. Unsec. Nts., 3/8/22[4]	78,800,000	RUR	2,561,654
Vimpel Communications/VIP Finance Ireland Ltd. OJSC: 7.748% Sec. Nts., 2/2/21[5]	8,055,000		9,041,738
9.125% Sr. Unsec. Nts., 4/30/18[5]	16,670,000		19,866,473

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	49

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount		Value
Wireless Telecommunication Services Continued
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[5]	$18,340,000		$20,454,602
VimpelCom Holdings BV: 5.95% Sr. Unsec. Unsub. Nts., 2/13/23[5]	14,630,000		14,611,713
9% Sr. Unsec. Nts., 2/28/18	228,000,000	RUR	7,543,855
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[5]	3,270,000		3,482,550
			170,493,656
Utilities—2.2%
Electric Utilities—1.1%
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[4,5,16]	2,355,000		2,345,599
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[5]	2,860,000		1,372,800
Empresas Publicas de Medellin ESP: 7.625% Sr. Unsec. Nts., 7/29/19[5]	830,000		1,019,240
8.375% Sr. Unsec. Unsub. Nts., 2/1/21[5]	10,700,000,000	COP	6,843,194
Eskom Holdings Ltd.: 7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	130,000,000	ZAR	14,080,852
10% Nts., Series ES23, 1/25/23	162,000,000	ZAR	21,071,082
Israel Electric Corp. Ltd.: 6.70% Sr. Unsec. Nts., 2/10/17[5]	7,000,000		7,805,602
7.25% Nts., 1/15/19[5]	27,830,000		32,007,116
9.375% Sr. Sec. Nts., 1/28/20[5]	2,395,000		3,011,107
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	421,000,000	PHP	11,539,753
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[5]	1,620,000		1,765,800
			102,862,145
Energy Traders—0.7%
AES Corp. (The): 7.375% Sr. Unsec. Unsub. Nts., 7/1/21	3,745,000		4,362,925
8% Sr. Unsec. Unsub. Nts., 10/15/17	4,100,000		4,843,125
Calpine Corp.: 7.50% Sr. Sec. Nts., 2/15/21[5]	3,825,000		4,217,063
7.875% Sr. Sec. Nts., 1/15/23[5]	3,563,000		3,972,745
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[5]	10,565,000		11,931,139
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.: 10% Sr. Sec. Nts., 12/1/20[5]	8,815,000		9,960,950
11.75% Sec. Nts., 3/1/22[5]	9,385,000		10,839,675
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[5]	1,303,000		1,390,953
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[5]	6,705,000		7,291,688
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[5]	5,210,000		5,548,650
			64,358,913
Gas Utilities—0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	11,290,000		12,334,245
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[5]	6,560,000		7,347,200

50	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Gas Utilities Continued
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[5,7]	$4,695,000		$4,706,738
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[5]	6,600,000		7,227,000
			31,615,183
Multi-Utilities—0.1%
Abu Dhabi National Energy Co., 3.625% Sr. Unsec. Unsub. Nts., 1/12/23[5]	6,365,000		6,444,563
Total Corporate Bonds and Notes (Cost $3,342,741,985)			3,405,007,096
	Shares
Preferred Stocks—0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. (Cost $10,930,603)	11,726		11,597,014
Common Stocks—0.2%
American Media Operations, Inc.[1,2]	801,816		9,220,884
Arco Capital Corp. Ltd.[1,2,3]	2,494,716		—
Catalyst Paper Corp.[1,2]	754,474		1,708,215
Global Aviation Holdings, Inc.[2]	7,700		—
Goldman Sachs Group, Inc. (The)	4,249		625,240
Nortek, Inc.[2]	86,282		6,157,085
Premier Holdings Ltd.[2]	1,088,661		—
Wallace Theater Holdings, Inc. (related to Sr. Sec. Nts., 6/15/13)[2,5]	6,170		36,218
Total Common Stocks (Cost $69,068,298)			17,747,642
	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[2] (Cost $24,912,707)	88,579		3,187

	Principal Amount
Structured Securities—2.5%
Citigroup Funding, Inc.: Colombia (Republic of) Credit Linked Nts., 11%, 7/27/20[3]	10,300,000,000	COP	7,719,770
Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[3,4]	4,930,000	GHS	2,493,117
Citigroup Global Markets Holdings, Inc.: Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[3]	8,155,000,000	COP	5,944,363
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	27,785,000,000	COP	21,839,117
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[3]	10,250,000,000	COP	8,056,539
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	10,191,000,000	COP	7,638,075
Serbia (Republic of) Credit Linked Bonds, 10.933%, 1/5/14[3,14]	273,000,000	RSD	2,878,074
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[9]	196,587,000	RUR	—

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	51

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount		Value
Structured Securities Continued
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[9]	335,100,000	RUR	$—
Deutsche Bank AG: Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[3,14]	4,494,242		3,274,535
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[3,14]	5,726,355		4,172,260
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[3,14]	4,943,791		3,602,079
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[3,14]	4,419,125		3,219,804
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[3,14]	5,502,169		4,008,917
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.238%, 5/6/25[3,14]	6,279,892		4,575,571
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[3,14]	5,016,898		3,655,346
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.338%, 5/6/25[3,14]	4,715,670		3,435,869
Coriolanus Ltd. Sec. Credit Linked Nts., 17.236%, 12/31/17[3,15]	36,050,000	BRR	23,441,643
Opic Reforma I Credit Linked Nts., Cl. 2A, 7.746%, 5/22/15[3,4]	1,803,555	MXN	137,565
Opic Reforma I Credit Linked Nts., Cl. 2B, 7.746%, 5/22/15[3,4]	3,155,364	MXN	240,674
Opic Reforma I Credit Linked Nts., Cl. 2C, 7.746%, 5/22/15[3,4]	47,575,229	MXN	3,628,774
Opic Reforma I Credit Linked Nts., Cl. 2D, 7.746%, 5/22/15[3,4]	3,467,217	MXN	264,460
Opic Reforma I Credit Linked Nts., Cl. 2E, 7.746%, 5/22/15[3,4]	2,518,999	MXN	192,135
Opic Reforma I Credit Linked Nts., Cl. 2F, 7.746%, 5/22/15[3,4]	1,608,758	MXN	122,707
Opic Reforma I Credit Linked Nts., Cl. 2G, 7.746%, 5/22/15[3,4]	296,268	MXN	22,598
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[3]	57,780,000,000	COP	45,318,764
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37[3,14]	1,131,000,000	MXN	9,275,858
Hallertau SPC Credit Linked Nts.: Series 2007-01, 2.559%, 12/20/17[3,4]	24,000,000		23,889,600
Series 2008-01, 9.878%, 8/2/10[3,9,14]	37,994,727	BRR	—
HSBC Bank plc: Serbia (Republic of) Credit Linked Nts., 10.909%, 1/27/14[3,14]	274,000,000	RSD	2,893,163
Serbia (Republic of) Credit Linked Nts., 12.168%, 6/16/14[3,14]	544,000,000	RSD	5,516,878
JPMorgan Chase & Co.: Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[3]	4,890,000,000	COP	3,664,754
Colombia (Republic of) Credit Linked Nts., Series B, 10%, 7/26/24[3]	580,000,000	COP	455,866
LB Peru Trust II Certificates, Series 1998-A, 10.21%, 2/28/16[9,14]	14,029,589		1,402,959
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[3]	7,928,000,000	COP	5,026,061
Morgan Stanley: Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[3]	15,932,000	PEN	6,338,352
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	171,391,025	RUR	2,701,387
Standard Bank plc: Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[3,4]	2,700,000	GHS	1,369,997
Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14[3,14]	134,000,000	RSD	1,425,638
Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14[3,14]	135,000,000	RSD	1,426,576
Standard Chartered Bank, Ghana (Republic of) Credit Linked Nts., 13.30%, 10/2/13[3,4]	2,430,000	GHS	1,227,691
Total Structured Securities (Cost $255,753,932)			226,497,536

52	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Expiration Date	Strike Price	Contracts	Value

Options Purchased—0.0%
Australian Dollar (AUD) Put[2]	4/4/13	1 AUD per 1.020 USD	4,675,000	$473
British Pound Sterling (GBP) Put[2]	6/10/13	1 GBP per 1.480 USD	7,010,000	50,484
British Pound Sterling (GBP) Put[2]	6/10/13	1 GBP per 1.480 USD	4,670,000	33,632
Dual digital option with $1,000,000 payout contingent on: British pound (GBP)/United States Dollar (USD) spot rates, and; United States Dollar (USD)/Indian Rupee (INR) spot rates at expire date[2]	8/28/13	Spot trades at or below: 1 GBP per 1.4981 USD Spot trades at or below: 1 USD per 54.06 INR	373,000	21,260
Japanese Yen (JPY) Call[2]	4/25/13	1 USD per 88.000 JPY	831,000,000	4,770
Japanese Yen (JPY) Call[2]	5/1/13	1 USD per 89.000 JPY	1,641,000,000	28,258
Japanese Yen (JPY) Put[2]	6/12/13	1 USD per 98.000 JPY	2,064,000,000	161,508
U.S. Treasury Nts., 10 yr. Futures, 6/19/13 Put[2]	5/27/13	132.000	1,753	1,506,484
Total Options Purchased (Cost $2,315,728)				1,806,869

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.2%
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.16875%; Received: Three-Month USD BBA LIBOR; Termination Date: 1/17/24[2]	1/16/14	$4,735,000		142,077
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.175%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/2/23[2]	5/1/13	112,090,000		331,262
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.24%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/10/23[2]	6/7/13	148,490,000		808,330
Bank of America NA; Credit Default Swaption (European); Swap Terms: Paid: 5.50%; Received: Protection on iTraxx Europe Crossover Series 18 Version 1; Termination Date: 12/20/17[2]	4/18/13	7,040,000	EUR	3,563
Bank of America NA; Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Senior Financials Series 18 Version 1; Received: 1.40%; Termination Date: 12/20/17[2]	6/20/13	9,365,000	EUR	21,272
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.055%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/20/17[2]	4/19/13	103,650,000		93,263
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.3725%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/16/17[2]	12/15/15	168,675,000		1,672,316
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.505%; Received: Three-Month USD BBA LIBOR; Termination Date: 1/12/18[2]	1/11/16	93,715,000		906,498
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.33%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/24/43[2]	6/21/13	4,695,000		34,153

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	53

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Swaption Expiration Date	Notional Amount		Value
Swaptions Purchased Continued
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[2]	4/26/17	$18,080,000		$2,224,578
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.537%; Received: Six-Month GBP BBA LIBOR; Termination Date: 1/25/46[2]	1/26/16	4,715,000	GBP	567,687
Barclays Bank plc; Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 18 Version 1; Received: 4%; Termination Date: 12/20/17[2]	4/18/13	4,685,000	EUR	19,872
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 0.935%; Termination Date: 2/3/17[2]	1/31/14	124,040,000		1,019,464
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.275%; Received: Six-Month GBP BBA LIBOR; Termination Date: 12/4/45[2]	12/7/15	4,755,000	GBP	696,433
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/4/23[2]	6/3/13	224,150,000		3,078,139
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.06%; Received: Three-Month USD BBA LIBOR; Termination Date: 8/29/43[2]	8/28/13	18,600,000		711,267
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.32%; Received: Three-Month KRW CD KSDA; Termination Date: 1/5/23[2]	1/5/18	9,480,000,000	KRW	113,366
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.70%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/21/44[2]	2/20/14	74,420,000		1,474,881
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.0425%; Termination Date: 7/29/16[2]	7/26/13	186,660,000		425,553
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.48%; Termination Date: 4/15/43[2]	4/12/13	79,020,000		33
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.165%; Termination Date: 5/15/33[2]	5/14/13	78,300,000		3,822
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.13%: Received: Three-Month USD BBA LIBOR; Termination Date: 5/3/23[2]	5/2/13	56,000,000		235,827
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.484%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/23[2]	9/23/13	9,385,000		85,217
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 1.146%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/2/18[2]	5/1/13	186,820,000		123,860
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.015%; Termination Date: 1/26/19[2]	1/25/17	39,415,000	EUR	726,629

54	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Swaption Expiration Date	Notional Amount		Value
Swaptions Purchased Continued
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.205%; Termination Date: 8/27/18[2]	8/28/13	12,910,000	GBP	$195,904
Total Swaptions Purchased (Cost $27,041,984)				15,715,266

		Shares
Investment Companies—8.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[1,17]		81,429,285		81,429,285
Oppenheimer Master Event-Linked Bond Fund, LLC[1]		13,448,817		171,365,826
Oppenheimer Master Loan Fund, LLC[1]		34,616,573		466,187,755
Oppenheimer Short Duration Fund, Cl. Y1		2,021,309		20,253,515
Total Investment Companies (Cost $723,840,802)				739,236,381
Total Investments, at Value (Cost $11,280,171,809)		123.4%		11,371,970,119
Liabilities in Excess of Other Assets		(23.4)		(2,156,913,146)

Net Assets		100.0%		$9,215,056,973

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

Principal amount, notional amount and strike price is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso

MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Principal September 28, 2012[a]	Gross Additions	Gross Reductions	Shares/Principal March 28, 2013
American Media Operations, Inc.	801,816	—	—	801,816
Arco Capital Corp. Ltd.	2,494,716	—	—	2,494,716
Catalyst Paper Corp.	754,474	—	—	754,474
Catalyst Paper Corp., 11.995% Sr. Sec. Nts., 10/30/17	13,074,634	—	—	13,074,634
Catalyst Paper Corp., 13% Sec. Nts., 9/13/16	3,328,703	—	—	3,328,703
Greektown Superholdings, Inc., Series A-1	11,417	—	11,417	—

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	55

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

	Shares/Principal September 28, 2012[a]	Gross Additions	Gross Reductions		Shares/Principal March 28, 2013
Greektown Superholdings, Inc., Cv., Series A-1	90,979	—	90,979		—
Oppenheimer Core Bond Fund, C. Y	—	7,906,328	7,906,328		—
Oppenheimer Global Strategic Income Fund (Cayman) Ltd.[b]	15,000	—	—		15,000
Oppenheimer Institutional Money Market Fund, Cl. E	76,611,744	1,403,978,652	1,399,161,111		81,429,285
Oppenheimer International Bond Fund, Cl. Y	—	3,343,516	3,343,516		—
Oppenheimer Master Event-Linked Bond Fund, LLC	14,040,336	—	591,519		13,448,817
Oppenheimer Master Loan Fund, LLC	86,834,596	6,265,387	58,483,410		34,616,573
Oppenheimer Short Duration Fund, Cl. Y	2,015,944	5,365	—		2,021,309

		Value	Income		Realized Gain (Loss)
American Media Operations, Inc.		$9,220,884	$—		$—
Arco Capital Corp. Ltd.		—	—		—
Catalyst Paper Corp.		1,708,215	—		—
Catalyst Paper Corp., 11.995% Sr. Sec. Nts., 10/30/17		10,459,707	843,761		—
Catalyst Paper Corp., 13% Sec. Nts., 9/13/16		3,228,842	235,638		—
Greektown Superholdings, Inc., Series A-1		—	—		(7,453,753)
Greektown Superholdings, Inc., Cv., Series A-1		—	—		(914,339)
Oppenheimer Core Bond Fund, C. Y		—	53,676		5,156,791
Oppenheimer Global Strategic Income Fund (Cayman) Ltd.[b]		1,424,423	—		—
Oppenheimer Institutional Money Market Fund, Cl. E		81,429,285	112,680		—
Oppenheimer International Bond Fund, Cl. Y		—	22,435		826,378
Oppenheimer Master Event-Linked Bond Fund, LLC		171,365,826	7,695,095	[c]	(1,061,389)[c]
Oppenheimer Master Loan Fund, LLC		466,187,755	34,638,264	[d]	9,386,055 [d]
Oppenheimer Short Duration Fund, Cl. Y		20,253,515	53,758		—

		$765,278,452	$43,655,307		$5,939,743

a. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

b. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

c. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of March 28, 2013 was $344,808,206, which represents 3.74% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18	6/8/12	$7,551,680	$7,996,573	$444,893
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts., Series 2013-1, Cl. E, 3.92%, 7/8/20	1/15/13-3/25/13	8,466,010	8,570,605	104,595
Arco Capital Corp. Ltd.	2/27/07	37,420,740	—	(37,420,740)

56	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16	3/11/13-3/20/13	$4,766,177	$4,617,098	$(149,079)
Bank of India (London), 3.625% Sr. Unsec. Unsub. Nts., 9/21/18	3/14/13	4,672,647	4,715,870	43,223
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.402%, 11/1/36	6/14/12	797,019	806,789	9,770
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 6.69%, 6/15/24	4/21/97	134,045	36,772	(97,273)
Citigroup Funding, Inc., Colombia (Republic of) Credit Linked Nts., 11%, 7/27/20	11/27/12	7,531,949	7,719,770	187,821
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14	2/7/13	2,539,387	2,493,117	(46,270)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	3,465,578	5,944,363	2,478,785
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	7,170,662	8,056,539	885,877
Citigroup Global Markets Holdings, Inc., Serbia (Republic of) Credit Linked Bonds, 10.933%, 1/5/14	1/18/13	2,998,718	2,878,074	(120,644)
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.671%, 10/1/35	8/1/12	3,926,892	3,901,894	(24,998)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	3,178,285	3,274,535	96,250
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.338%, 5/6/25	4/16/09	3,250,803	3,435,869	185,066
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	3,475,878	3,655,346	179,468
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.238%, 5/6/25	9/25/09	4,359,573	4,575,571	215,998
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	3,834,033	4,008,917	174,884
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	3,091,901	3,219,804	127,903
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	3,469,227	3,602,079	132,852
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	4,030,639	4,172,260	141,621
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 17.236%, 12/31/17	9/19/07	16,510,951	23,441,643	6,930,692
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.746%, 5/22/15	5/21/08	173,895	137,565	(36,330)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.746%, 5/22/15	6/12/08	297,596	240,674	(56,922)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.746%, 5/22/15	6/18/08	4,615,780	3,628,774	(987,006)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.746%, 5/22/15	7/8/08	336,091	264,460	(71,631)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.746%, 5/22/15	7/15/08	244,584	192,135	(52,449)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	57

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.746%, 5/22/15	8/8/08	$158,390	$122,707	$(35,683)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.746%, 5/22/15	8/22/08	28,080	22,598	(5,482)
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30	6/27/01	18,474,654	25,816,237	7,341,583
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	4,077,448	4,081,403	3,955
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	40,783,311	45,318,764	4,535,453
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37	9/12/12	11,643,993	9,275,858	(2,368,135)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.559%, 12/20/17	12/13/07-10/23/09	23,147,258	23,889,600	742,342
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.878%, 8/2/10	4/18/08-5/6/08	19,017,779	—	(19,017,779)
HSBC Bank plc, Serbia (Republic of) Credit Linked Nts., 10.909%, 1/27/14	1/15/13	2,986,422	2,893,163	(93,259)
HSBC Bank plc, Serbia (Republic of) Credit Linked Nts., 12.168%, 6/16/14	12/11/12	5,409,165	5,516,878	107,713
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.165%, 8/15/22	11/6/07	18,857,901	17,535,000	(1,322,901)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.465%, 8/15/22	6/8/07	17,780,000	13,690,600	(4,089,400)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.465%, 8/15/22	6/8/07	17,780,000	13,779,500	(4,000,500)
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12-12/14/12	10,316,425	10,656,380	339,955
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-7/30/08	14,496,042	17,048,115	2,552,073
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	3,279,896	3,664,754	384,858
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series B, 10%, 7/26/24	3/13/13	473,460	455,866	(17,594)
JPMorgan Hipotecaria su Casita, 8.397% Sec. Nts., 8/26/35	3/21/07	1,834,690	145,382	(1,689,308)
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24	1/28/02	164,194	147,672	(16,522)
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.697%, 3/24/14	2/23/01	3,209,935	456	(3,209,479)
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18	12/5/12-12/10/12	4,692,721	4,764,594	71,873
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	3,387,746	5,026,061	1,638,315
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20	3/21/13	4,885,000	4,851,416	(33,584)

58	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley, Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17	7/10/07	$4,984,797	$6,338,352	$1,353,555
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.404%, 11/1/36	10/24/12	6,627,463	6,956,332	328,869
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	4,811,624	336,526	(4,475,098)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Rabobank Capital Funding Trust IV, 5.556% Perpetual Bonds	10/24/12	1,148,240	1,143,966	(4,274)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	292,219	293,028	809
Standard Bank plc, Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14	2/7/13	1,399,706	1,369,997	(29,709)
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14	12/27/12	1,437,209	1,425,638	(11,571)
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14	12/5/12	1,401,752	1,426,576	24,824
Standard Chartered Bank, Ghana (Republic of) Credit Linked Nts., 13.30%, 10/2/13	2/7/13	1,260,736	1,227,691	(33,045)

		$406,876,821	$344,808,206	$(62,068,615)

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,314,546,564 or 25.12% of the Fund’s net assets as of March 28, 2013.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 28, 2013. See Note 1 of the accompanying Notes.

8. Interest or dividend is paid-in-kind, when applicable.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

10. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $31,018,828 or 0.34% of the Fund’s net assets as of March 28, 2013.

11. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $15,256,617. See Note 6 of the accompanying Notes.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	59

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $16,724,301. See Note 6 of the accompanying Notes.

14. Zero coupon bond reflects effective yield on the date of purchase.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

17. Rate shown is the 7-day yield as of March 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$7,422,619,771	65.3%
Russia	590,741,098	5.2
Turkey	585,631,286	5.2
Brazil	497,189,960	4.4
Mexico	299,963,435	2.6
Colombia	155,838,878	1.4
Hungary	153,049,738	1.3
South Africa	146,593,721	1.3
Peru	146,541,515	1.3
Japan	146,459,810	1.3
Venezuela	144,428,826	1.3
United Kingdom	73,016,144	0.6
Canada	71,595,755	0.6
Italy	55,117,668	0.5
Nigeria	51,011,069	0.4
The Netherlands	49,112,843	0.4
Supranational	48,816,859	0.4
Ukraine	48,316,635	0.4
France	46,404,460	0.4
Germany	45,281,798	0.4
Israel	42,823,825	0.4
Australia	41,651,301	0.4
Malaysia	40,321,134	0.4
Poland	40,143,816	0.4
Philippines	35,429,353	0.3
Serbia	34,526,889	0.3
Spain	33,322,526	0.3
Luxembourg	28,266,730	0.2
Chile	27,484,055	0.2
Croatia	22,537,149	0.2
Belgium	19,831,786	0.2
India	19,125,514	0.2
Sri Lanka	18,016,981	0.2
Ivory Coast	16,980,825	0.1
Uruguay	16,019,205	0.1
Angola	15,655,550	0.1
Dominican Republic	13,688,436	0.1
United Arab Emirates	10,927,458	0.1
Korea, Republic of South	10,385,119	0.1
China	10,126,307	0.1
Sweden	8,854,562	0.1
Kazakhstan	8,333,819	0.1
Portugal	7,909,463	0.1

60	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Geographic Holdings (Continued)	Value	Percent
Trinidad & Tobago	$7,463,638	0.1%
Jamaica	7,457,588	0.1
Norway	7,253,511	0.1
Ireland	6,457,751	0.1
Tanzania	6,073,800	0.1
Paraguay	5,917,785	0.1
Ghana	5,090,805	0.0
Denmark	4,507,035	0.0
Guatemala	4,249,313	0.0
Bolivia	4,235,125	0.0
Switzerland	3,352,352	0.0
Qatar	2,652,637	0.0
Finland	2,548,371	0.0
Indonesia	2,473,200	0.0
Argentina	1,372,800	0.0
European Union	771,336	0.0

Total	$11,371,970,119	100.0%

Spot Currency Exchange Contracts as of March 28, 2013 are as follows:
Broker/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America
Hong Kong Dollar (HKD)	Sell	2,416	HKD	4/2/13	$311,206	$39	$—
Goldman Sachs & Co.
Australian Dollar (AUD)	Sell	57	AUD	4/3/13	59,515	30	—
JPMorgan Chase
Euro (EUR)	Buy	85	EUR	4/2/13	108,397	—	310
Morgan Stanley & Co., Inc.
Brazilian Real (BRR)	Sell	31,026	BRR	4/1/13	15,353,560	46,870	—

Total unrealized appreciation and depreciation						$46,939	$310

Forward Currency Exchange Contracts as of March 28, 2013 are as follows:
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Brazilian Real (BRR)	Sell	203,400	BRR	5/3/13	$100,281,622	$—	$1,234,104
British Pound Sterling (GBP)	Buy	2,150	GBP	5/31/13	3,265,725	55,995	—
Euro (EUR)	Buy	35,640	EUR	4/2/13	45,685,279	—	450,701
Euro (EUR)	Sell	35,640	EUR	4/2/13	45,685,279	—	212,203
Hungarian Forint (HUF)	Sell	630,000	HUF	9/16/13	2,609,044	14,188	—
Mexican Nuevo Peso (MXN)	Buy	66,500	MXN	5/6/13	5,365,382	91,120	—
Mexican Nuevo Peso (MXN)	Sell	432,700	MXN	4/4/13-7/11/13	34,890,566	—	1,559,875
New Turkish Lira (TRY)	Sell	157,490	TRY	4/29/13	86,729,195	—	172,163
Peruvian New Sol (PEN)	Sell	45,590	PEN	4/30/13-6/11/13	17,578,873	47,553	33,646
Philippines Peso (PHP)	Sell	454,000	PHP	4/10/13	11,124,270	26,412	—
South African Rand (ZAR)	Buy	1,380	ZAR	5/31/13	148,824	—	3,393
South African Rand (ZAR)	Sell	931,820	ZAR	4/5/13	101,268,228	5,670,801	100,595
South Korean Won (KRW)	Buy	50,131,000	KRW	4/8/13	45,025,759	—	1,919,973
South Korean Won (KRW)	Sell	8,972,000	KRW	4/15/13	8,053,330	74,218	—

						5,980,287	5,686,653

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	61

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank plc:
Brazilian Real (BRR)	Sell	85,985	BRR	5/3/13	$42,392,897	$172,881	$—
Euro (EUR)	Sell	14,805	EUR	4/18/13-5/31/13	18,980,616	383,840	—
Hungarian Forint (HUF)	Sell	16,466,000	HUF	4/25/13-5/29/13	69,110,076	5,454,563	—
Israeli Shekel (ILS)	Buy	7,580	ILS	4/2/13	2,083,877	106,314	—
Israeli Shekel (ILS)	Sell	7,580	ILS	4/2/13	2,083,877	—	82,769
Japanese Yen (JPY)	Sell	18,484,000	JPY	5/31/13	196,441,168	10,843,630	—
Mexican Nuevo Peso (MXN)	Buy	560,610	MXN	5/6/13	45,231,379	1,658,396	—
Mexican Nuevo Peso (MXN)	Sell	585,500	MXN	5/6/13	47,239,565	—	1,732,026
Peruvian New Sol (PEN)	Sell	26,950	PEN	5/28/13	10,386,798	67,042	—
Polish Zloty (PLZ)	Buy	55,670	PLZ	4/18/13	17,067,069	—	357,901
Polish Zloty (PLZ)	Sell	8,500	PLZ	5/31/13	2,596,937	21,509	—
Russian Ruble (RUR)	Buy	939,880	RUR	4/25/13	30,090,356	—	689,052
Russian Ruble (RUR)	Sell	1,335,900	RUR	4/25/13	42,768,977	979,385	—
South African Rand (ZAR)	Sell	1,940	ZAR	4/5/13	210,835	2,821	—

						19,690,381	2,861,748
BNP Paribas:
Euro (EUR)	Buy	20,315	EUR	5/31/13	26,052,086	—	624,562
Euro (EUR)	Sell	52,255	EUR	5/31/13	67,012,147	511,017	—
Malaysian Ringgit (MYR)	Buy	116,710	MYR	4/25/13	37,727,500	—	487,955

						511,017	1,112,517
Citibank NA:
Australian Dollar (AUD)	Sell	61,470	AUD	5/22/13-5/31/13	63,718,178	12,342	320,143
Canadian Dollar (CAD)	Sell	1,265	CAD	5/31/13	1,243,509	—	12,887
Chilean Peso (CLP)	Buy	195,000	CLP	5/6/13	411,400	1,142	—
Colombian Peso (COP)	Buy	12,403,000	COP	4/9/13	6,788,732	—	129,959
Colombian Peso (COP)	Sell	43,653,000	COP	6/17/13-9/26/13	23,619,923	99,326	—
Euro (EUR)	Buy	5,720	EUR	5/31/13	7,335,365	—	66,315
Hong Kong Dollar (HKD)	Buy	10,650	HKD	6/20/13	1,372,511	—	327
Hungarian Forint (HUF)	Buy	1,997,000	HUF	4/25/13	8,384,908	—	749,530
Japanese Yen (JPY)	Buy	1,700,000	JPY	5/31/13	18,066,976	278,536	—
Malaysian Ringgit (MYR)	Buy	94,385	MYR	4/25/13	30,510,754	274,531	—
Mexican Nuevo Peso (MXN)	Sell	922,800	MXN	5/16/13-7/11/13	74,205,554	—	2,614,501
Peruvian New Sol (PEN)	Buy	40,690	PEN	5/8/13	15,692,009	23,930	—
Peruvian New Sol (PEN)	Sell	44,000	PEN	4/30/13	16,972,689	59,987	—
Philippines Peso (PHP)	Sell	18,000	PHP	4/10/13	441,050	1,515	—
South African Rand (ZAR)	Sell	46,830	ZAR	4/5/13	5,089,385	—	36,595

						751,309	3,930,257
Credit Suisse International:
British Pound Sterling (GBP)	Sell	3,250	GBP	5/31/13	4,936,561	154,452	6,942
Japanese Yen (JPY)	Sell	2,266,000	JPY	4/15/13	24,074,158	—	488,688
New Turkish Lira (TRY)	Sell	12,130	TRY	7/17/13	6,609,978	—	732,746
Swiss Franc (CHF)	Buy	1,870	CHF	5/31/13	1,971,436	—	38,052

						154,452	1,266,428
Deutsche Bank AG:
Australian Dollar (AUD)	Buy	80	AUD	5/31/13	82,905	521	—
British Pound Sterling (GBP)	Buy	9,130	GBP	4/2/13	13,872,639	68,079	—
British Pound Sterling (GBP)	Sell	9,130	GBP	4/2/13	13,872,639	—	89,991
Euro (EUR)	Sell	125,900	EUR	4/15/13-4/25/13	161,405,172	1,720,900	—

62	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank AG: Continued
Hungarian Forint (HUF)	Sell	5,782,000	HUF	4/17/13-9/16/13	$24,134,209	$396,150	$—
Japanese Yen (JPY)	Buy	3,066,000	JPY	4/1/13	32,570,245	29,383	—
Japanese Yen (JPY)	Sell	3,066,000	JPY	4/1/13	32,570,245	—	398,157
Mexican Nuevo Peso (MXN)	Buy	123,000	MXN	5/6/13	9,923,939	268,313	—
Mexican Nuevo Peso (MXN)	Sell	26,200	MXN	5/31/13	2,108,567	—	133,668
Norwegian Krone (NOK)	Buy	2,430	NOK	5/31/13	415,033	—	2,068
Peruvian New Sol (PEN)	Sell	17,660	PEN	5/13/13	6,809,490	—	30,219
Polish Zloty (PLZ)	Buy	213,540	PLZ	4/25/13	65,428,362	—	2,775,133
Polish Zloty (PLZ)	Sell	64,930	PLZ	4/25/13	19,894,463	936,465	—

						3,419,811	3,429,236
Goldman Sachs Bank USA:
Brazilian Real (BRR)	Buy	31,530	BRR	5/3/13	15,545,131	—	225,482
British Pound Sterling (GBP)	Sell	6,455	GBP	5/31/13	9,804,770	—	34,102
Canadian Dollar (CAD)	Sell	3,670	CAD	5/31/13	3,607,651	47,490	—
Colombian Peso (COP)	Sell	11,042,000	COP	5/28/13	6,017,658	59,392	—
Euro (EUR)	Buy	60,875	EUR	4/25/13-5/31/13	78,050,130	—	2,619,543
Euro (EUR)	Sell	123,540	EUR	4/8/13-5/31/13	158,406,618	6,768,730	—
Hungarian Forint (HUF)	Sell	3,547,000	HUF	4/17/13-4/25/13	14,896,134	210,900	—
Japanese Yen (JPY)	Buy	5,729,000	JPY	5/31/13	60,885,709	—	5,161,325
Japanese Yen (JPY)	Sell	1,292,000	JPY	5/31/13	13,730,902	153,784	67,400
Mexican Nuevo Peso (MXN)	Buy	650,100	MXN	5/16/13	52,398,566	1,768,908	—
New Turkish Lira (TRY)	Sell	116,500	TRY	5/15/13	64,021,616	150,996	694,695
Peruvian New Sol (PEN)	Sell	20,970	PEN	6/25/13	8,079,389	—	21
Polish Zloty (PLZ)	Buy	15,010	PLZ	4/25/13	4,599,043	—	96,847
Polish Zloty (PLZ)	Sell	2,550	PLZ	4/25/13	781,316	13,873	—
South African Rand (ZAR)	Buy	40,220	ZAR	4/5/13	4,371,025	—	25,560
South African Rand (ZAR)	Sell	60,870	ZAR	4/5/13-5/15/13	6,579,236	193,575	—
South Korean Won (KRW)	Sell	13,446,000	KRW	4/15/13	12,069,224	121,166	—

						9,488,814	8,924,975
HSBC Bank USA NA:
New Turkish Lira (TRY)	Buy	12,130	TRY	7/17/13	6,609,978	381,480	—
New Turkish Lira (TRY)	Sell	117,500	TRY	5/15/13	64,571,158	—	252,619

						381,480	252,619
JPMorgan Chase Bank NA:
Chilean Peso (CLP)	Buy	1,310,000	CLP	5/6/13	2,763,767	36,589	—
Colombian Peso (COP)	Sell	100,766,000	COP	4/9/13	55,153,867	1,108,556	—
Euro (EUR)	Buy	99,190	EUR	4/3/13-4/25/13	127,152,148	—	1,623,169
Euro (EUR)	Sell	71,110	EUR	4/3/13	91,154,396	69,087	—
Hungarian Forint (HUF)	Buy	881,000	HUF	4/25/13	3,699,101	—	92,939
Hungarian Forint (HUF)	Sell	7,946,000	HUF	9/16/13	32,907,080	310,211	—
Japanese Yen (JPY)	Buy	497,000	JPY	6/11/13	5,282,352	107,662	—
Malaysian Ringgit (MYR)	Buy	196,680	MYR	6/27/13	63,378,796	297,876	—
Malaysian Ringgit (MYR)	Sell	83,160	MYR	6/27/13	26,797,746	—	125,947
Mexican Nuevo Peso (MXN)	Buy	272,500	MXN	5/6/13-5/16/13	21,966,799	813,388	—
Mexican Nuevo Peso (MXN)	Sell	527,900	MXN	5/23/13-5/30/13	42,493,426	—	1,509,819
New Turkish Lira (TRY)	Buy	9,120	TRY	4/29/13	5,022,352	851	—
New Turkish Lira (TRY)	Sell	29,430	TRY	6/17/13	16,102,654	—	27,714
Peruvian New Sol (PEN)	Sell	3,090	PEN	4/30/13	1,191,946	—	2,111

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	63

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation		Unrealized Depreciation
JPMorgan Chase Bank NA: Continued
Russian Ruble (RUR)	Buy	946,700	RUR	4/25/13-6/13/13	$30,129,719		$—		$273,552
Russian Ruble (RUR)	Sell	110,700	RUR	4/25/13	3,544,072		58,173		—
South African Rand (ZAR)	Sell	163,395	ZAR	5/15/13	17,660,488		580,447		—
South Korean Won (KRW)	Sell	7,420,000	KRW	4/8/13	6,664,362		—		689

							3,382,840		3,655,940
Morgan Stanley Capital Services, Inc.:
Australian Dollar (AUD)	Buy	5,295	AUD	5/31/13	5,487,264		98,669		—
Canadian Dollar (CAD)	Buy	865	CAD	5/31/13	850,305		—		11,743
New Zealand Dollar (NZD)	Sell	28,000	NZD	5/22/13	23,344,495		—		416,135
Peruvian New Sol (PEN)	Sell	84,560	PEN	5/8/13-6/10/13	32,605,049		196,473		3,645

							295,142		431,523
Nomura Global Financial Products, Inc.:
Australian Dollar (AUD)	Sell	3,980	AUD	4/15/13	4,139,155		—		50,673
British Pound Sterling (GBP)	Buy	9,085	GBP	4/3/13	13,804,033		—		625
British Pound Sterling (GBP)	Sell	19,815	GBP	4/3/13-4/15/13	30,106,440		—		334,421
Canadian Dollar (CAD)	Sell	16,610	CAD	4/15/13	16,345,611		—		200,463
Euro (EUR)	Buy	6,685	EUR	4/25/13	8,570,568		—		130,541
Euro (EUR)	Sell	600	EUR	5/31/13	769,444		16,286		—
Japanese Yen (JPY)	Buy	3,051,000	JPY	4/1/13	32,410,899		36,111		—
Japanese Yen (JPY)	Sell	4,989,000	JPY	4/1/13-6/11/13	53,007,670		—		496,051
Swiss Franc (CHF)	Sell	3,805	CHF	4/15/13	4,008,977		—		7,261

							52,397		1,220,035
Nomura International plc
South Korean Won (KRW)	Sell	9,514,000	KRW	4/8/13	8,545,113		124,074		—
The Royal Bank of Scotland plc:
Euro (EUR)	Sell	18,610	EUR	4/25/13	23,859,127		236,914		—
New Turkish Lira (TRY)	Buy	7,730	TRY	4/29/13	4,256,884		—		9,827

							236,914		9,827

Total unrealized appreciation and depreciation						$44,468,918		$32,781,758

Futures Contracts as of March 28, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 3 yr.	Sell	473	6/17/13	$53,661,596	$(164,316)
Australian Treasury Bonds, 10 yr.	Sell	44	6/17/13	5,570,600	(59,261)
CBOE Volatility Index	Sell	231	5/21/13	3,603,600	3,297
SPI 200 Index	Sell	73	6/20/13	9,437,755	186,796
Standard & Poor’s 500 E-Mini Index	Buy	913	6/21/13	71,337,255	554,958
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	42	6/20/13	6,027,228	59,340
U.S. Long Bonds	Buy	480	6/19/13	69,345,000	441,055
U.S. Long Bonds	Sell	1,071	6/19/13	154,726,031	(2,305,639)
U.S. Treasury Nts., 2 yr.	Buy	803	6/28/13	177,023,859	9,781
U.S. Treasury Nts., 2 yr.	Sell	3,533	6/28/13	778,860,891	(190,376)
U.S. Treasury Nts., 5 yr.	Buy	1,533	6/28/13	190,175,837	396,526

64	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Futures Contracts Continued
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Nts., 5 yr.	Sell	964	6/28/13	$119,588,719	$(549,140)
U.S. Treasury Nts., 10 yr.	Buy	1,873	6/19/13	247,206,734	1,189,988
U.S. Treasury Nts., 10 yr.	Sell	5,876	6/19/13	775,540,188	(5,625,206)
U.S. Treasury Ultra Bonds	Buy	806	6/19/13	127,020,563	975,878

					$(5,076,319)

Written Options as of March 28, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD)	Put	4,675,000	1AUD per 1.005USD		4/4/13	$13,437	$(4)	$13,433
British Pound Sterling (GBP)	Put	7,010,000	1GBP per 1.440USD		6/10/13	60,768	(14,342)	46,426
British Pound Sterling (GBP)	Put	4,670,000	1GBP per 1.440USD		6/10/13	42,299	(9,554)	32,745
France (Republic of) Bonds, 2.75%, 10/25/27	Put	4,725,000	98.875	EUR	10/22/13	176,191	(108,912)	67,279
Japanese Yen (JPY)	Put	2,169,000,000	1USD per 103.000JPY		6/12/13	90,551	(32,665)	57,886
Japanese Yen (JPY)	Call	3,043,000,000	1USD per 94.350JPY		4/4/13	253,922	(253,908)	14
Japanese Yen (JPY)	Call	3,029,000,000	1USD per 94.350JPY		4/4/13	205,754	(287,543)	(81,789)
Japanese Yen (JPY)	Put	3,043,000,000	1USD per 94.350JPY		4/4/13	253,922	(253,908)	14
Japanese Yen (JPY)	Put	3,029,000,000	1USD per 94.350JPY		4/4/13	207,584	(218,512)	(10,928)
Portugal (Republic of) Sr. Unsec. Bonds, 4.95%, 10/25/23	Put	1,890,000	90.100	EUR	4/22/13	51,614	(37,359)	14,255
Spain (Kingdom of) Sr. Unsec. Bonds, 5.40%, 1/31/23	Put	4,695,000	97.660	EUR	5/21/13	42,407	(8,213)	34,194
U.S. Treasury Nts., 10 yr. Futures, 6/19/13	Put	1,119	130.500		5/27/13	365,628	(402,141)	(36,513)

						$1,764,077	$(1,627,061)	$137,016

Exercise price is reported in U.S. Dollars (USD), except for those denotedin the following currency:
EUR	Euro

Credit Default Swap Contracts as of March 28, 2013 are as follows:
Reference Entity/Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	470	EUR	3%	12/20/17	$18,326	$(11,053)	$7,273
UBS AG	Sell	470	EUR	3	12/20/17	18,847	(11,053)	7,794

	Total	940	EUR			37,173	(22,106)	15,067

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	65

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Credit Default Swap Contracts Continued
Reference Entity/Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Santander SA
UBS AG	Sell	900	EUR	3%	9/20/17	$(3,245)	$(10,168)	$(13,413)

	Total	900	EUR			(3,245)	(10,168)	(13,413)
Barrick Gold Corp.
Goldman Sachs International	Buy	18,510		1	3/20/18	(330,600)	463,224	132,624

	Total	18,510				(330,600)	463,224	132,624
CDX Emerging Market Index, Series 19
Barclays Bank plc	Buy	20,620		5	6/20/18	2,438,888	(2,342,435)	96,453

	Total	20,620				2,438,888	(2,342,435)	96,453
Computer Sciences Corp.
Credit Suisse International	Sell	18,500		1	3/20/18	354,694	(713,275)	(358,581)

	Total	18,500				354,694	(713,275)	(358,581)
Constellation Energy Group, Inc.
Goldman Sachs International	Buy	18,500		1	3/20/18	166,927	(222,297)	(55,370)

	Total	18,500				166,927	(222,297)	(55,370)
Devon Energy Corp.
Goldman Sachs International	Buy	18,460		1	6/20/18	(199,654)	301,095	101,441

	Total	18,460				(199,654)	301,095	101,441
E.I. du Pont de Nemours & Co.
Deutsche Bank AG	Buy	18,470		1	3/20/18	535,158	(524,201)	10,957

	Total	18,470				535,158	(524,201)	10,957
Ford Motor Co.
Deutsche Bank AG	Sell	18,460		5	6/20/18	(3,221,836)	2,899,507	(322,329)

	Total	18,460				(3,221,836)	2,899,507	(322,329)
Freeport-McMoRan Copper & Gold, Inc.
Goldman Sachs International	Buy	18,460		1	6/20/18	(428,985)	539,137	110,152

	Total	18,460				(428,985)	539,137	110,152
Ireland (Republic of):
Goldman Sachs International	Buy	2,365		1	3/20/18	(99,348)	96,936	(2,412)
Goldman Sachs International	Buy	2,080	EUR	1	3/20/18	(76,956)	69,253	(7,703)

	Total	2,365				(176,304)	166,189	(10,115)

	Total	2,080	EUR
Italy (Republic of)
Goldman Sachs International	Sell	2,340		1	3/20/23	374,113	(400,550)	(26,437)

	Total	2,340				374,113	(400,550)	(26,437)
Peru (Republic of)
Deutsche Bank AG	Buy	16,795		1	6/20/18	51,834	8,279	60,113

	Total	16,795				51,834	8,279	60,113

66	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Credit Default Swap Contracts Continued
Reference Entity/Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value		Unrealized Appreciation (Depreciation)
Portugal (Republic of):
Citibank NA	Sell	18,460		1%	6/20/18	$881,136		$(1,002,579)	$(121,443)
JPMorgan Chase Bank NA	Sell	475		1	12/20/22	121,323		(113,063)	8,260
JPMorgan Chase Bank NA	Sell	475		1	12/20/22	122,497		(113,063)	9,434
UBS AG	Sell	480		1	12/20/22	129,867		(114,253)	15,614
UBS AG	Sell	1,425		1	12/20/22	370,935		(339,188)	31,747
UBS AG	Buy	1,425		1	12/20/17	(217,748)		176,993	(40,755)

	Total	22,740				1,408,010		(1,505,153)	(97,143)
Safeway, Inc.
Deutsche Bank AG	Sell	18,470		5	3/20/18	(1,731,108)		1,580,046	(151,062)

	Total	18,470				(1,731,108)		1,580,046	(151,062)
Spain (Kingdom of):
Goldman Sachs International	Buy	4,970	EUR	1	3/20/23	(857,408)		844,998	(12,410)
Goldman Sachs International	Buy	4,725	EUR	1	3/20/18	(373,748)		415,836	42,088
Goldman Sachs International	Buy	1,795	EUR	1	3/20/23	(281,797)		305,185	23,388
UBS AG	Buy	900	EUR	1	9/20/17	(68,642)		68,846	204

	Total	12,390	EUR			(1,581,595)		1,634,865	53,270
Whirlpool Corp.
Bank of America NA	Sell	18,470		1	3/20/18	99,530		(79,491)	20,039

	Total	18,470				99,530		(79,491)	20,039

				Grand Total Buys		257,921		200,849	458,770
				Grand Total Sells		(2,464,921)		1,571,817	(893,104)

			Total Credit Default Swaps			$(2,207,000)	$1,772,666		$(434,334)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt (EUR)	1,840,000	EUR	$—	BBB to BBB-
Investment Grade Single Name Corporate Debt	73,900,000	USD	—	BBB to BBB-
Non-Investment Grade Single Name Corporate Debt	18,460,000	USD	—	BB+
Investment Grade Sovereign Debt	2,340,000	USD	—	BBB+
Non-Investment Grade Sovereign Debt	2,855,000	USD	1,425,000	BB

Total USD	$97,555,000		$1,425,000

Total EUR	1,840,000	EUR	$—

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	67

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

*Amounts recoverable include potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of March 28, 2013 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	36,410	BRR	BZDI	8.090%	1/2/15	$471
Bank of America NA	19,330	BRR	BZDI	8.505	1/2/15	14,327
Deutsche Bank AG	62,360	BRR	BZDI	8.080	1/2/15	12,372
Goldman Sachs International	41,530	BRR	BZDI	8.080	1/2/15	(9,619)
Goldman Sachs International	62,810	BRR	BZDI	7.785	1/2/15	(233,877)

Total	222,440	BRR				(216,326)
MXN TIIE BANXICO:
Credit Suisse International	43,500	MXN	5.780%	MXN TIIE BANXICO	1/6/23	(67,865)
Goldman Sachs International	62,500	MXN	5.780	MXN TIIE BANXICO	1/6/23	(97,508)
JPMorgan Chase Bank NA	101,800	MXN	5.750	MXN TIIE BANXICO	1/9/23	(138,062)

Total where Fund pays a fixed rate	207,800	MXN				(303,435)

Credit Suisse International	29,900	MXN	MXN TIIE BANXICO	6.645	12/24/32	84,180
Goldman Sachs International	39,400	MXN	MXN TIIE BANXICO	6.640	12/24/32	110,927
JPMorgan Chase Bank NA	65,100	MXN	MXN TIIE BANXICO	6.590	1/9/23	150,735

Total where Fund pays a variable rate	134,400	MXN				345,842

Total	342,200	MXN				42,407
Six-Month GBP BBA LIBOR
Barclays Bank plc	15,360	GBP	Six-Month GBP BBA LIBOR	2.031	3/5/23	322,054
Six-Month JPY BBA LIBOR
Barclays Bank plc	2,132,000	JPY	0.865	Six-Month JPY BBA LIBOR	2/6/23	(510,969)
Three-Month CAD BA CDOR:
Bank of America NA	23,810	CAD	2.295	Three-Month CAD BA CDOR	3/5/23	(43,178)

Total where Fund pays a fixed rate	23,810	CAD				(43,178)

Bank of America NA	32,795	CAD	Three-Month CAD BA CDOR	1.735	3/14/16	43,797

Total where Fund pays a variable rate	32,795	CAD				43,797

Total	56,605	CAD				619

68	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Interest Rate Swap Contracts Continued
Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR:
Citibank NA	$19,350	0.813%	Three-Month USD BBA LIBOR	10/18/17	$(34,073)
Citibank NA	18,250	0.819	Three-Month USD BBA LIBOR	9/17/17	941

Total where Fund pays a fixed rate	37,600				(33,132)

Barclays Bank plc	23,140	Three-Month USD BBA LIBOR	2.050	2/6/23	196,519

Total where Fund pays a variable rate	23,140				196,519

Total	60,740				163,387

			Total Interest Rate Swaps		$(198,828)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
GBP	British Pounds Sterling
JPY	Japanese Yen
MXN	Mexican Nuevo Peso

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
TIIE	Interbank Equilibrium Interest Rate

Total Return Swap Contracts as of March 28, 2013 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities:
Citibank NA	17,413	CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/10/14	$370,274
Citibank NA	16,397	AUD	One-Month AUD BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/10/14	348,878

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	69

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Total Return Swap Contracts Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities: Continued
Deutsche Bank AG	$46,413		One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/6/14	$2,482,900
Deutsche Bank AG	46,121		One-Month USD BBA LIBOR minus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/6/14	(1,218,999)
Goldman Sachs International	93,670		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/20/14	3,588,127
Goldman Sachs International	129,162	HKD	One-Month HKD HIBOR HKAB plus 40 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/11/14	(40,452)

				Reference Entity Total		5,530,728
HANG SENG INDEX futures contract expiring 4/29/13
Goldman Sachs International	90,905	HKD	If positive, the Total Return of the HANG SENG INDEX futures contract expiring 4/29/13	If negative, the absolute value of the Total Return of the HANG SENG INDEX futures contract expiring 4/29/13	5/6/13	(76,057)
S&P 100 Index
Goldman Sachs International	92,488		S&P 100 Index and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/7/14	(2,622,713)

				Total of Total Return Swaps		$2,831,958

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar

70	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
S&P	Standard & Poor’s

Volatility Swaps as of March 28, 2013 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
CAD/JPY spot exchange rate
Credit Suisse International	205	CAD	13.800%	The Historic Volatility of the mid CAD/JPY spot exchange rate during the period 3/8/13 to 4/10/13	4/12/13	$(574,029)
CAD/USD spot exchange rate
Royal Bank of Scotland plc (The)	200		The Historic Volatility of the mid CAD/USD spot exchange rate during the period 3/7/13 to 4/7/13	6.250%	4/8/13	302,608
CHF/NOK spot exchange rate
Credit Suisse International	189	CHF	7.750	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 3/19/13 to 4/18/13	4/22/13	(231,305)
JPY/GBP spot exchange rate:
Goldman Sachs Bank USA	132	GBP	The Historic Volatility of the mid JPY/GBP spot exchange rate during the period 3/26/13 to 4/25/13	11.700	4/30/13	57,377
Royal Bank of Scotland plc (The)	132	GBP	The Historic Volatility of the mid JPY/GBP spot exchange rate during the period 3/27/13 to 4/30/13	11.850	5/2/13	26,169

				Reference Entity Total		83,546
JPY/NZD spot exchange rate
JPMorgan Chase Bank NA	242	NZD	15.500	The Historic Volatility of the mid JPY/NZD spot exchange rate during the period 3/1/13 to 4/3/13	4/5/13	(1,113,940)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	71

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
NOK/CHF spot exchange rate
JPMorgan Chase Bank NA	189	CHF	6.800%	The Historic Volatility of the mid NOK/CHF spot exchange rate during the period 3/18/13 to 4/18/13	4/22/13	$47,980
NOK/GBP spot exchange rate
Royal Bank of Scotland plc (The)	133	GBP	10.750	The Historic Volatility of the mid NOK/GBP spot exchange rate during the period 3/14/13 to 4/16/13	4/18/13	(393,545)
NZD/AUD spot exchange rate
Deutsche Bank AG	192	AUD	6.600	The Historic Volatility of the mid NZD/AUD spot exchange rate during the period 3/15/13 to 4/17/13	4/19/13	(227,702)
NZD/JPY spot exchange rate:
Bank of America NA	239	NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 3/28/13 to 5/1/13	13.000	5/13/13	—
Citibank NA	241	NZD	15.150	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 2/28/13 to 4/2/13	4/4/13	(1,079,767)

				Reference Entity Total		(1,079,767)
USD/CAD spot exchange rate:
Bank of America NA	200		The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/6/13 to 4/5/13	6.500	4/8/13	357,956
Deutsche Bank AG	200		The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/5/13 to 4/5/13	6.575	4/8/13	338,395
Morgan Stanley Capital Services, Inc.	200		The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/13/13 to 4/12/13	5.550	4/15/13	28,869

72	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
USD/CAD spot exchange rate: Continued
Morgan Stanley Capital Services, Inc.	200	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/11/13 to 4/11/13	5.950	4/12/13	$156,336
Morgan Stanley Capital Services, Inc.	200	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/4/13 to 4/4/13	6.700	4/5/13	394,715

		Reference Entity Total			1,276,271

		Total Volatility Swaps			$(1,909,883)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pounds Sterling
NZD	New Zealand Dollar

Abbreviations/Definitions are as follows:

JPY	Japanese Yen
NOK	Norwegian Krone

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of March 28, 2013 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Credit Default Sell Protection	$18,470		$(79,491)
	Interest Rate	55,740	BRR	14,798
	Interest Rate	56,605	CAD	619
	Volatility	200		357,956
	Volatility	239	NZD	—

				293,882
Barclays Bank plc:
	Credit Default Buy Protection	20,620		(2,342,435)
	Interest Rate	15,360	GBP	322,054
	Interest Rate	2,132,000	JPY	(510,969)
	Interest Rate	23,140		196,519

				(2,334,831)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	73

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Swap Summary Continued
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Citibank NA:
	Credit Default Sell Protection	$18,460		$(1,002,579)
	Interest Rate	37,600		(33,132)
	Total Return	16,397	AUD	348,878
	Total Return	17,413	CAD	370,274
	Volatility	241	NZD	(1,079,767)

				(1,396,326)
Credit Suisse International:
	Credit Default Sell Protection	18,500		(713,275)
	Interest Rate	73,400	MXN	16,315
	Volatility	205	CAD	(574,029)
	Volatility	189	CHF	(231,305)

				(1,502,294)
Deutsche Bank AG:
	Credit Default Buy Protection	35,265		(515,922)
	Credit Default Sell Protection	36,930		4,479,553
	Interest Rate	62,360	BRR	12,372
	Total Return	92,534		1,263,901
	Volatility	192	AUD	(227,702)
	Volatility	200		338,395

				5,350,597
Goldman Sachs Bank USA	Volatility	132	GBP	57,377
Goldman Sachs International:
	Credit Default Buy Protection	13,570	EUR	1,635,272
	Credit Default Buy Protection	76,295		1,178,095
	Credit Default Sell Protection	2,340		(400,550)
	Interest Rate	104,340	BRR	(243,496)
	Interest Rate	101,900	MXN	13,419
	Total Return	220,067	HKD	(116,509)
	Total Return	186,158		965,414

				3,031,645
JPMorgan Chase Bank NA:
	Credit Default Sell Protection	950		(226,126)
	Interest Rate	166,900	MXN	12,673
	Volatility	189	CHF	47,980
	Volatility	242	NZD	(1,113,940)

				(1,279,413)
Morgan Stanley Capital Services, Inc.	Volatility	600		579,920
Royal Bank of Scotland plc (The):
	Volatility	265	GBP	(367,376)
	Volatility	200		302,608

				(64,768)
UBS AG:
	Credit Default Buy Protection	900	EUR	68,846
	Credit Default Buy Protection	1,425		176,993
	Credit Default Sell Protection	1,840	EUR	(32,274)
	Credit Default Sell Protection	1,905		(453,441)

				(239,876)

		Total Swaps		$2,495,913

74	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar

As of March 28, 2013, the Fund had entered into the following written swaption contracts:
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 18 Version 1:
Bank of America NA	Credit Default Index Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 18 Version 1; Received: 5%; Termination Date: 12/20/17	Index Credit Default Swap; Pay Floating	7,040	EUR	4/18/13	$13,198	$(1,278)	$11,920
Barclays Bank plc	Credit Default Index Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 18 Version 1; Received: 5%; Termination Date: 12/20/17	Index Credit Default Swap; Pay Floating	4,685	EUR	6/20/13	41,912	(55,232)	(13,320)

						55,110	(56,510)	(1,400)
iTraxx Europe Senior Financials Series 18 Version 1
Bank of America NA	Credit Default Index Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Senior Financials Series 18 Version 1; Termination Date: 12/20/17	Index Credit Default Swap; Pay Fixed	9,365	EUR	6/20/13	37,303	(12,055)	25,248

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	75

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

As of March 28, 2013, the Fund had entered into the following written swaption contracts Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials Series 19 Version 1:
JPMorgan Chase Bank NA	Credit Default Index Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Senior Financials Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	9,385	EUR	4/18/13	$57,900	$(160,646)	$(102,746)
JPMorgan Chase Bank NA	Credit Default Index Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Senior Financials Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	2,355	EUR	4/18/13	17,033	(21,963)	(4,930)

						74,933	(182,609)	(107,676)
MXN TIIE BANXICO
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 6.06%; Termination Date: 1/2/24	Interest Rate Swap; Pay Floating	23,685	MXN	1/14/14	68,656	(43,705)	24,951
Six-Month EUR EURIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.86%; Received: Six-Month EUR EURIBOR; Termination Date: 4/18/23	Interest Rate Swap; Pay Fixed	56,500	EUR	4/19/13	812,482	(1,136,825)	(324,343)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.91%; Received: Six-Month EUR EURIBOR; Termination Date: 4/19/23	Interest Rate Swap; Pay Fixed	94,200	EUR	4/18/13	1,310,256	(2,156,272)	(846,016)

76	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

As of March 28, 2013, the Fund had entered into the following written swaption contracts Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month EUR EURIBOR: Continued
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 2.919%; Received: Six-Month EUR EURIBOR; Termination Date: 4/19/43	Interest Rate Swap; Pay Fixed	56,500	EUR	4/18/13	$2,420,645	$(1,266,782)	$1,153,863
UBS, AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 2/5/23	Interest Rate Swap; Pay Fixed	12,695	EUR	1/30/18	517,452	(601,288)	(83,836)
UBS, AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Six-Month EUR EURIBOR; Termination Date: 1/26/27	Interest Rate Swap; Pay Fixed	9,385	EUR	1/25/17	628,012	(804,096)	(176,084)

		Total where Fund pays a fixed rate				5,688,847	(5,965,263)	(276,416)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.265%; Termination Date: 1/14/17	Interest Rate Swap; Pay Floating	71,245	EUR	1/13/15	405,965	(363,553)	42,412
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.677%; Termination Date: 8/29/43	Interest Rate Swap; Pay Floating	18,610	EUR	8/28/13	600,464	(362,305)	238,159

		Total where Fund pays a floating rate				1,006,429	(725,858)	280,571

					Total	6,695,276	(6,691,121)	4,155

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	77

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

As of March 28, 2013, the Fund had entered into the following written swaption contracts Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month GBP BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 1.097%; Received; Six-Month GBP BBA LIBOR; Termination Date: 2/27/17	Interest Rate Swap; Pay Fixed	18,825	GBP	3/2/15	$205,491	$(225,818)	$(20,327)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.935%; Received; Six-Month GBP BBA LIBOR; Termination Date: 1/14/44	Interest Rate Swap; Pay Fixed	7,020	GBP	1/15/14	232,914	(354,792)	(121,878)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 3.685%; Received; Six-Month GBP BBA LIBOR; Termination Date: 1/14/44	Interest Rate Swap; Pay Fixed	7,020	GBP	1/15/14	223,429	(160,470)	62,959
UBS, AG	Interest Rate Swaption (European); Swap Terms: Paid: 3.03%; Received: Six-Month GBP BBA LIBOR; Termination Date: 8/27/33	Interest Rate Swap; Pay Fixed	4,685	GBP	8/28/13	200,841	(331,695)	(130,854)

		Total where Fund pays a fixed rate				862,675	(1,072,775)	(210,100)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received; Received: 2.295%; Termination Date: 1/25/21	Interest Rate Swap; Pay Floating	16,980	GBP	1/26/16	634,874	(473,095)	161,779

78	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

As of March 28, 2013, the Fund had entered into the following written swaption contracts Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month GBP BBA LIBOR: Continued
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.055%; Termination Date: 12/4/20	Interest Rate Swap; Pay Floating	18,075	GBP	12/7/15	$681,700	$(556,186)	$125,514

		Total where Fund pays a floating rate				1,316,574	(1,029,281)	287,293

					Total	2,179,249	(2,102,056)	77,193
Three-Month USD BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.785%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/3/34	Interest Rate Swap; Pay Fixed	23,400		1/31/14	744,120	(714,039)	30,081
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.83%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/24/43	Interest Rate Swap; Pay Fixed	4,695		6/21/13	55,871	(57,054)	(1,183)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 0.7925%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/29/16	Interest Rate Swap; Pay Fixed	186,660		7/26/13	111,996	(151,469)	(39,473)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	79

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

As of March 28, 2013, the Fund had entered into the following written swaption contracts Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.984%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/23	Interest Rate Swap; Pay Fixed	$ 9,385	9/23/13	$92,442	$(95,375)	$(2,933)

		Total where Fund pays a fixed rate			1,004,429	(1,017,937)	(13,508)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.51%; Termination Date: 3/10/24	Interest Rate Swap; Pay Floating	74,245	3/7/14	2,154,961	(1,570,847)	584,114
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.6775%; Termination Date: 12/16/25	Interest Rate Swap; Pay Floating	37,485	12/15/15	1,924,855	(2,267,254)	(342,399)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.005%; Termination Date: 1/12/18	Interest Rate Swap; Pay Floating	93,715	1/11/16	582,204	(697,203)	(114,999)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three Month USD BBA LIBOR; Received: 3.10%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	76,315	4/26/17	1,976,559	(2,208,299)	(231,740)

80	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Statement of Investments Continued

As of March 28, 2013, the Fund had entered into the following written swaption contracts Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.95%; Termination Date: 2/21/24	Interest Rate Swap; Pay Floating	$148,835	2/20/14	$2,083,690	$(1,423,340)	$660,350
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.38%; Termination Date: 5/3/23	Interest Rate Swap; Pay Floating	56,000	5/2/13	313,600	(32,389)	281,211
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.685%; Termination Date: 8/29/18	Interest Rate Swap; Pay Floating	93,005	8/28/13	219,492	(137,643)	81,849

	Total where Fund pays a floating rate				9,255,361	(8,336,975)	918,386

				Total	10,259,790	(9,354,912)	904,878

		Total Written Swaptions			$19,370,317	$(18,442,968)	$927,349

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR	Euro
GBP	British Pound Sterling
MXN	Mexican Peso

Abbreviations/Definitions are as follows:

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 18 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Senior Financials Series 18 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Senior Financials Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
TIIE	Interbank Equilibrium Interest Rate

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	81

STATEMENT OF ASSETS AND LIABILITIES    March 28, 20131 / (Unaudited)

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,470,255,919)	$10,606,691,667
Affiliated companies (cost $808,415,890)	763,854,029
Wholly-owned subsidiary (cost $1,500,000)	1,424,423
11,371,970,119
Cash	37,455,379
Cash—foreign currencies (cost $3,373,652)	3,373,652
Unrealized appreciation on foreign currency exchange contracts	44,515,857
Appreciated swaps, at value (net upfront payments paid $1,631,592)	11,538,509
Depreciated swaps, at value (upfront payments paid $6,204,404)	5,667,733
Receivables and other assets:
Investments sold (including $410,415,140 sold on a when-issued or delayed delivery basis)	459,846,694
Interest, dividends and principal paydowns	110,683,388
Shares of beneficial interest sold	11,115,702
Closed foreign currency contracts	2,168,217
Futures margins	1,404,024
Other	1,127,275
Total assets	12,060,866,549
Liabilities
Appreciated options written, at value (premiums received $985,111)	718,865
Depreciated options written, at value (premiums received $778,966)	908,196
Appreciated swaptions written, at value (premiums received $10,602,097)	7,117,687
Depreciated swaptions written, at value (premiums received $8,768,220)	11,325,281
Unrealized depreciation on foreign currency exchange contracts	32,782,068
Appreciated swaps, at value (upfront payments received $3,855,371)	3,647,800
Depreciated swaps, at value (net upfront payments received $1,773,625)	11,062,529
Payables and other liabilities:
Investments purchased (including $2,687,035,304 purchased on a when-issued or delayed delivery basis)	2,743,659,352
Shares of beneficial interest redeemed	13,908,420
Dividends	8,052,809
Closed foreign currency contracts	5,496,014
Foreign capital gains tax	2,201,358
Distribution and service plan fees	1,791,383
Futures margins	1,239,187
Transfer and shareholder servicing agent fees	1,072,199
Trustees’ compensation	263,822
Shareholder communications	132,398
Other	430,208
Total liabilities	2,845,809,576
Net Assets	$9,215,056,973

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

82	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Composition of Net Assets
Par value of shares of beneficial interest	$2,116,729
Additional paid-in capital	9,700,344,508
Accumulated net investment income	47,250,402
Accumulated net realized loss on investments and foreign currency transactions	(631,615,053)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	96,960,387
Net Assets	$9,215,056,973
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,373,169,890 and 1,463,473,807 shares of beneficial interest outstanding)	$4.35
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.57
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $260,199,641 and 59,543,887 shares of beneficial interest outstanding)	$4.37
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,564,986,639 and 360,092,359 shares of beneficial interest outstanding)	$4.35
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $81,401,715 and 18,767,262 shares of beneficial interest outstanding)	$4.34
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $237,763,014 and 54,562,403 shares of beneficial interest outstanding)	$4.36
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $697,536,074 and 160,289,313 shares of beneficial interest outstanding)	$4.35

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	83

STATEMENT OF OPERATIONS    For the Six Months Ended March 28, 20131 / (Unaudited)

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$7,690,141
Dividends	4,954
Expenses[3]	(358,567)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	7,336,528
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	34,605,277
Dividends	32,987
Expenses[4]	(1,576,416)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	33,061,848
Total allocation of net investment income from master funds	40,398,376
Investment Income
Interest:
Unaffiliated companies	239,974,712
Affiliated companies	1,079,399
Dividends:
Unaffiliated companies	378,111
Affiliated companies	242,549
Fee income on when-issued securities	19,006,070
Total investment income	260,680,841
Expenses
Management fees	23,456,157
Distribution and service plan fees:
Class A	7,752,885
Class B	1,363,110
Class C	7,747,578
Class N	597,757
Transfer and shareholder servicing agent fees:
Class A	4,282,124
Class B	371,815
Class C	977,301
Class I	10,050
Class N	320,420
Class Y	535,643
Shareholder communications:
Class A	243,897
Class B	27,055
Class C	59,638
Class I	41
Class N	8,509
Class Y	24,272
Custodian fees and expenses	553,893
Trustees’ compensation	107,713
Other	291,496
Total expenses	48,731,354
Less waivers and reimbursements of expenses	(1,854,523)
Net expenses	46,876,831
Net Investment Income	254,202,386

84	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options and swaptions exercised)	$(5,280,111)
Affiliated companies	(2,384,923)
Closing and expiration of option contracts written	33,825,010
Closing and expiration of swaption contracts written	18,641,915
Closing and expiration of futures contracts	(16,984,287)
Foreign currency transactions	(98,742,845)
Swap contracts	(6,544,066)
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,061,389)
Oppenheimer Master Loan Fund, LLC	9,386,055
Net realized loss	(69,144,641)
Net change in unrealized appreciation/depreciation on:
Investments	146,576,700
Translation of assets and liabilities denominated in foreign currencies	30,123,162
Futures contracts	(2,385,648)
Option contracts written	(3,915,670)
Swaption contracts written	1,436,335
Swap contracts	(1,025,553)
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	1,695,703
Oppenheimer Master Loan Fund, LLC	1,163,682
Net change in unrealized appreciation/depreciation	173,668,711
Net Increase in Net Assets Resulting from Operations	$358,726,456

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. The Fund invests in certain affiliated funds that expect to be treated as partnerships for the tax purposes.

3. Net of expense waivers and/or reimbursements of $3,083.

4. Net of expense waivers and/or reimbursements of $18,767.

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	85

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]
Operations
Net investment income	$254,202,386	$497,911,025
Net realized loss	(69,144,641)	(82,449,520)
Net change in unrealized appreciation/depreciation	173,668,711	597,170,226
Net increase in net assets resulting from operations	358,726,456	1,012,631,731
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(177,204,459)	(330,771,757)
Class B	(6,394,670)	(13,000,514)
Class C	(37,546,600)	(69,498,317)
Class I	(1,993,639)	(723,309)
Class N	(6,254,638)	(12,083,986)
Class Y	(20,568,438)	(42,405,408)
	(249,962,444)	(468,483,291)
Tax return of capital distribution:
Class A	—	(16,982,855)
Class B	—	(667,487)
Class C	—	(3,568,261)
Class I	—	(37,137)
Class N	—	(620,430)
Class Y	—	(2,177,226)
	—	(24,053,396)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	22,016,397	60,827,515
Class B	(25,653,915)	(18,958,333)
Class C	24,692,494	51,407,175
Class I	29,797,413	49,687,337
Class N	(3,781,790)	(1,212,963)
Class Y	(40,399,934)	(21,368,986)
	6,670,665	120,381,745
Net Assets
Total increase	115,434,677	640,476,789
Beginning of period	9,099,622,296	8,459,145,507
End of period (including accumulated net investment income of $47,250,402 and $43,010,460, respectively)	$9,215,056,973	$9,099,622,296

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

86	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class A	(Unaudited)	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.30	$4.05	$4.32	$3.91	$3.96	$4.41
Income (loss) from investment operations:
Net investment income[2]	.12	.25	.27	.28	.24	.24
Net realized and unrealized gain (loss)	.05	.25	(.28)	.40	(.05)	(.40)
Total from investment operations	.17	.50	(.01)	.68	.19	(.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.24)	(.26)	(.27)	(.18)	(.29)
Tax return of capital distribution	—	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(.12)	(.25)	(.26)	(.27)	(.24)	(.29)
Net asset value, end of period	$4.35	$4.30	$4.05	$4.32	$3.91	$3.96
Total Return, at Net Asset Value[3]	4.01%	12.61%	(0.31)%	18.17%	5.59%	(4.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,373,170	$6,276,192	$5,857,280	$6,368,118	$6,019,723	$7,719,384
Average net assets (in thousands)	$6,371,015	$5,865,852	$6,278,335	$6,047,257	$5,942,116	$7,560,427
Ratios to average net assets:[4,5]
Net investment income	5.67%	5.99%	6.23%	6.91%	6.74%	5.44%
Expenses excluding interest and fees from borrowings	0.96%	0.98%	0.97%	0.99%	0.97%	0.91%
Interest and fees from borrowings	—	—	— [6]	0.28%	0.01%	—
Total expenses	0.96%[7]	0.98%[7]	0.97%[8]	1.27%[8]	0.98%[8]	0.91%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%[9]	0.93%[9]	0.92%	1.23%	0.96%	0.89%
Portfolio turnover rate[10]	48%	74%	53%	94%	96%	71%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	87

FINANCIAL HIGHLIGHTS    Continued

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	0.96%
Year Ended September 28, 2012	0.99%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	0.97%
Year Ended September 30, 2010	1.27%
Year Ended September 30, 2009	0.99%
Year Ended September 30, 2008	0.92%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	0.92%
Year Ended September 28, 2012	0.94%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$12,360,167,738	$11,885,484,528
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

88	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class B	(Unaudited)	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.32	$4.06	$4.33	$3.93	$3.98	$4.42
Income (loss) from investment operations:
Net investment income[2]	.10	.21	.23	.24	.20	.20
Net realized and unrealized gain (loss)	.05	.26	(.28)	.40	(.04)	(.39)
Total from investment operations	.15	.47	(.05)	.64	.16	(.19)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.20)	(.22)	(.24)	(.16)	(.25)
Tax return of capital distribution	—	(.01)	—	—	(.05)	—
Total dividends and/or distributions to shareholders	(.10)	(.21)	(.22)	(.24)	(.21)	(.25)
Net asset value, end of period	$4.37	$4.32	$4.06	$4.33	$3.93	$3.98
Total Return, at Net Asset Value[3]	3.54%	11.84%	(1.21)%	16.74%	4.64%	(4.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$260,200	$282,504	$284,757	$342,069	$353,248	$483,485
Average net assets (in thousands)	$274,125	$272,336	$320,622	$331,317	$355,973	$540,865
Ratios to average net assets:[4,5]
Net investment income	4.77%	5.08%	5.31%	5.96%	5.83%	4.61%
Expenses excluding interest and fees from borrowings	1.86%	1.89%	1.89%	1.93%	1.89%	1.73%
Interest and fees from borrowings	—	—	— [6]	0.28%	0.01%	—
Total expenses	1.86%[7]	1.89%[7]	1.89%[8]	2.21%[8]	1.90%[8]	1.73%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%[9]	1.84%[9]	1.84%	2.17%	1.88%	1.71%
Portfolio turnover rate[10]	48%	74%	53%	94%	96%	71%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	89

FINANCIAL HIGHLIGHTS    Continued

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	1.86%
Year Ended September 28, 2012	1.90%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	1.89%
Year Ended September 30, 2010	2.21%
Year Ended September 30, 2009	1.91%
Year Ended September 30, 2008	1.74%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	1.82%
Year Ended September 28, 2012	1.85%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$12,360,167,738	$11,885,484,528
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

90	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class C	(Unaudited)	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.30	$4.04	$4.31	$3.91	$3.96	$4.40
Income (loss) from investment operations:
Net investment income[2]	.11	.22	.24	.25	.21	.20
Net realized and unrealized gain (loss)	.04	.26	(.28)	.39	(.05)	(.38)
Total from investment operations	.15	.48	(.04)	.64	.16	(.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.21)	(.23)	(.24)	(.16)	(.26)
Tax return of capital distribution	—	(.01)	—	—	(.05)	—
Total dividends and/or distributions to shareholders	(.10)	(.22)	(.23)	(.24)	(.21)	(.26)
Net asset value, end of period	$4.35	$4.30	$4.04	$4.31	$3.91	$3.96
Total Return, at Net Asset Value[3]	3.63%	12.05%	(1.08)%	17.01%	4.79%	(4.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,564,986	$1,522,039	$1,384,378	$1,448,886	$1,292,721	$1,493,804
Average net assets (in thousands)	$1,557,896	$1,411,513	$1,453,972	$1,330,764	$1,201,421	$1,381,340
Ratios to average net assets:[4,5]
Net investment income	4.93%	5.24%	5.48%	6.15%	6.00%	4.68%
Expenses excluding interest and fees from borrowings	1.70%	1.73%	1.73%	1.75%	1.73%	1.66%
Interest and fees from borrowings	—	—	— [6]	0.28%	0.01%	—
Total expenses	1.70%[7]	1.73%[7]	1.73%[8]	2.03%[8]	1.74%[8]	1.66%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.66%[9]	1.68%[9]	1.68%	1.99%	1.72%	1.64%
Portfolio turnover rate[10]	48%	74%	53%	94%	96%	71%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	91

FINANCIAL HIGHLIGHTS    Continued

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	1.70%
Year Ended September 28, 2012	1.74%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	1.73%
Year Ended September 30, 2010	2.03%
Year Ended September 30, 2009	1.75%
Year Ended September 30, 2008	1.67%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	1.66%
Year Ended September 28, 2012	1.69%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$12,360,167,738	$11,885,484,528
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

92	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class I	Six Months Ended March 28, 2013[1] (Unaudited)	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.29	$4.17
Income (loss) from investment operations:
Net investment income[3]	.13	.18
Net realized and unrealized gain	.05	.11
Total from investment operations	.18	.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.16)
Tax return of capital distribution	—	(.01)
Total dividends and/or distributions to shareholders	(.13)	(.17)
Net asset value, end of period	$4.34	$4.29
Total Return, at Net Asset Value[4]	4.21%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,402	$51,011
Average net assets (in thousands)	$67,431	$17,870
Ratios to average net assets:[5,6]
Net investment income	6.02%	6.37%
Expenses excluding interest and fees from borrowings	0.60%	0.64%
Interest and fees from borrowings	—	—

Total expenses[7]	0.60%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[8]	0.56%	0.60%
Portfolio turnover rate[9]	48%	74%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	0.60%
Period Ended September 28, 2012	0.65%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	0.56%
Period Ended September 28, 2012	0.61%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$12,360,167,738	$11,885,484,528
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Financial Stataements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	93

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class N	(Unaudited)	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.31	$4.05	$4.32	$3.92	$3.97	$4.41
Income (loss) from investment operations:
Net investment income[2]	.11	.23	.25	.26	.22	.22
Net realized and unrealized gain (loss)	.05	.26	(.28)	.40	(.05)	(.39)
Total from investment operations	.16	.49	(.03)	.66	.17	(.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.22)	(.24)	(.26)	(.16)	(.27)
Tax return of capital distribution	—	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(.11)	(.23)	(.24)	(.26)	(.22)	(.27)
Net asset value, end of period	$4.36	$4.31	$4.05	$4.32	$3.92	$3.97
Total Return, at Net Asset Value[3]	3.81%	12.42%	(0.73)%	17.34%	5.14%	(4.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$237,763	$238,666	$225,889	$230,532	$186,857	$186,353
Average net assets (in thousands)	$241,487	$229,983	$237,655	$202,619	$164,067	$175,884
Ratios to average net assets:[4,5]
Net investment income	5.29%	5.59%	5.81%	6.45%	6.34%	5.03%
Expenses excluding interest and fees from borrowings	1.34%	1.38%	1.39%	1.44%	1.47%	1.32%
Interest and fees from borrowings	—	—	— [6]	0.28%	0.01%	—
Total expenses	1.34%[7]	1.38%[7]	1.39%[8]	1.72%[8]	1.48%[8]	1.32%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%[9]	1.33%[9]	1.34%	1.68%	1.39%	1.30%
Portfolio turnover rate[10]	48%	74%	53%	94%	96%	71%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

94	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	1.34%
Year Ended September 28, 2012	1.39%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	1.39%
Year Ended September 30, 2010	1.72%
Year Ended September 30, 2009	1.49%
Year Ended September 30, 2008	1.33%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	1.30%
Year Ended September 28, 2012	1.34%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$12,360,167,738	$11,885,484,528
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	95

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended March 28, 2013[1]	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class Y	(Unaudited)	2012[1]	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$4.30	$4.05	$4.31	$3.91	$3.96	$4.39
Income (loss) from investment operations:
Net investment income[2]	.13	.26	.28	.29	.24	.25
Net realized and unrealized gain (loss)	.05	.25	(.27)	.39	(.05)	(.38)
Total from investment operations	.18	.51	.01	.68	.19	(.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.25)	(.27)	(.28)	(.18)	(.30)
Tax return of capital distribution	—	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	(.13)	(.26)	(.27)	(.28)	(.24)	(.30)
Net asset value, end of period	$4.35	$4.30	$4.05	$4.31	$3.91	$3.96
Total Return, at Net Asset Value[3]	4.13%	12.82%	0.13%	18.10%	5.67%	(3.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$697,536	$729,210	$706,842	$666,015	$290,726	$313,760
Average net assets (in thousands)	$710,748	$729,460	$718,536	$545,045	$266,712	$220,416
Ratios to average net assets:[4,5]
Net investment income	5.90%	6.17%	6.44%	7.08%	6.82%	5.68%
Expenses excluding interest and fees from borrowings	0.73%	0.79%	0.77%	0.85%	0.79%	0.66%
Interest and fees from borrowings	—	—	— [6]	0.28%	0.01%	—
Total expenses	0.73%[7]	0.79%[7]	0.77%[8]	1.13%[8]	0.80%[8]	0.66%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%[9]	0.74%[9]	0.72%	1.05%	0.78%	0.64%
Portfolio turnover rate[10]	48%	74%	53%	94%	96%	71%
1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	0.73%
Year Ended September 28, 2012	0.80%

96	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2011	0.77%
Year Ended September 30, 2010	1.13%
Year Ended September 30, 2009	0.81%
Year Ended September 30, 2008	0.67%

9. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended March 28, 2013	0.69%
Year Ended September 28, 2012	0.75%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 28, 2013	$12,360,167,738	$11,885,484,528
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	97

NOTES TO FINANCIAL STATEMENTS    March 28, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying

98	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,687,035,304
Sold securities	410,415,140

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	99

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 28, 2013 is as follows:

Cost	$132,609,198
Market Value	$25,629,919
Market Value as a % of Net Assets	0.28%

Investment in Oppenheimer Global Strategic Income Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject

100	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended March 28, 2013, the Subsidiary has a deficit of $22,756 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	101

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 28, 2012, the Fund utilized $52,006,467 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $123,811,998 and straddle losses of $382,872, which were deferred. Details of the fiscal year ended September 28, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

102	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Expiring
2016	$20,567,236
2017	114,107,166
2018	240,345,967
No expiration	33,048,648

Total	$408,069,017

Of these losses, $33,835,693 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year and have expiration dates ranging from September 30, 2016 to September 30, 2017.

Of these losses, $33,048,648 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year but do not have expiration dates associated with them.

As of March 28, 2013, it is estimated that the capital loss carryforwards would be $375,020,369 expiring by 2018 and $102,193,289 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 28, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$11,283,140,394
Federal tax cost of other investments	(1,032,687,839)

Total federal tax cost	$10,250,452,555

Gross unrealized appreciation	$448,491,292
Gross unrealized depreciation	(365,437,146)

Net unrealized appreciation	$83,054,146

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	103

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s

104	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	105

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

106	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	107

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,424,423	$—	$1,424,423
Asset-Backed Securities	—	247,150,171	45,005,100	292,155,271
Corporate Loans	—	139,764,406	11,293,516	151,057,922
Mortgage-Backed Obligations	—	3,803,790,727	27,107,224	3,830,897,951
U.S. Government Obligations	—	409,985,993	—	409,985,993
Foreign Government Obligations	—	2,268,837,568	—	2,268,837,568
Corporate Bonds and Notes	—	3,399,373,129	5,633,967	3,405,007,096
Preferred Stocks	—	11,597,014	—	11,597,014
Common Stocks	8,490,540	—	9,257,102	17,747,642
Rights, Warrants and Certificates	—	—	3,187	3,187
Structured Securities	—	140,508,653	85,988,883	226,497,536
Options Purchased	1,506,484	300,385	—	1,806,869
Swaptions Purchased	—	15,715,266	—	15,715,266
Investment Companies	101,682,800	637,553,581	—	739,236,381

Total Investments, at Value	111,679,824	11,076,001,316	184,288,979	11,371,970,119
Other Financial Instruments:
Appreciated swaps, at value	—	11,538,509	—	11,538,509
Depreciated swaps, at value	—	5,667,733	—	5,667,733
Futures margins	1,404,024	—	—	1,404,024
Foreign currency exchange contracts	—	44,515,857	—	44,515,857

Total Assets	$113,083,848	$11,137,723,415	$184,288,979	$11,435,096,242

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$—	$—	$—
Appreciated swaps, at value	—	(3,647,800)	—	(3,647,800)
Depreciated swaps, at value	—	(11,062,529)	—	(11,062,529)
Appreciated options written, at value	—	(718,865)	—	(718,865)
Depreciated options written, at value	(402,141)	(506,055)	—	(908,196)
Appreciated swaptions written, at value	—	(7,117,687)	—	(7,117,687)
Depreciated swaptions written, at value	—	(11,325,281)	—	(11,325,281)
Futures margins	(1,239,187)	—	—	(1,239,187)
Foreign currency exchange contracts	—	(32,782,068)	—	(32,782,068)

Total Liabilities	$(1,641,328)	$(67,160,285)	$—	$(68,801,613)

108	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Common Stocks	$(14,165,682)	$14,165,682
Mortgage-Backed Obligations	(6,740,407)	6,740,407
Structured Securities	(82,503,971)	82,503,971

Total Assets	$(103,410,060)	$103,410,060

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 28, 2012	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]	Sales	Transfers into Level 3	Value as of March 28, 2013
Assets Table
Investments, at Value:
Asset-Backed Securities	$37,604,000	$7,328,574	$72,526	$—	$—	$45,005,100
Corporate Loans	11,394,688	(101,172)	—	—	—	11,293,516
Mortgage-Backed Obligations	—	20,290,845	75,972	—	6,740,407	27,107,224
Corporate Bonds and Notes	5,261,342	328,433	44,192	—	—	5,633,967
Common Stocks	844,188	(4,156,591)	—	(1,596,177)	14,165,682	9,257,102
Rights, Warrants, and Certificates	3,187	—	—	—	—	3,187
Structured Securities	1,402,959	1,354,865	727,088	—	82,503,971	85,988,883

Total Assets	$56,510,364	$25,044,954	$919,778	$(1,596,177)	$103,410,060	$184,288,979

a. Included in net investment income.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	109

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to level 3 investments still held at March 28, 2013 includes:

Change in unrealized appreciation/depreciation
Asset-Backed Securities	$7,328,574
Common Stocks	(4,944,798)
Corporate Bonds and Notes	328,433
Corporate Loans	(101,172)
Mortgage-Backed Obligations	20,751,005
Structured Securities	1,906,875

Total	$25,268,917

The following provides information regarding assets in which significant unobservable inputs (level) were used by the Manager in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker: (Note: Table from Treasury Oversight)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of March 28, 2013:

	Value as of March 28, 2013	Valuation Technique	Unobservable input	Range of Unobservable Inputs		Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$45,005,100	Broker quotes	Broker Bid		N/A	N/A	(a	)
Corporate Loans	11,293,516	Discount to appraised value	Discount rate Appraisal of Collateral	$	N/A 30 - 35 million	35% $32.5 million	(b	)
Mortgage-Backed Obligations	147,672	Broker quotes through Pricing Service	Broker Bid and Ask		N/A	N/A	(c	)
Mortgage-Backed Obligations	26,959,552	Broker quotes	Broker Bid and Ask		N/A	N/A	(c	)
Corporate Bonds and Notes	3,228,842	Cost	N/A		N/A	97% of par	(d	)
Corporate Bonds and Notes	2,405,125	Market Comparables	Broker Bid		N/A	8.875% of par	(e	)
Common Stock	9,220,884	Broker quotes	Proprietary model		N/A	N/A	(c	)
Common Stock	36,218	Average of anticipated merger proceeds	Cash consideration for elected shares to be received		$5.87 per share	$5.56 - $6.18 per share	(f	)
Rights, Warrants and Certificates	3,187	Estimated Recovery proceeds	Nominal value		N/A	0.01% of par	(g	)
Structured securities	84,585,924	Broker quotes	Proprietary model		N/A	N/A	(c	)
Structured securities	1,402,959	Estimated Recovery proceeds	Probability of favorable litigation outcome		N/A	10% of par	(h	)

Total	$184,288,979

110	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

(a) The Fund fair values certain asset-backed securities using broker-dealer price quotations provided on a monthly basis. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

(b) The Fund fair values its proportionate ownership of certain loans at a discount to an appraised value of underlying collateral to reflect the age of the appraisal, uncertainty of the sales price as compared to the appraised value, and illiquidity. A significant decrease (increase) to the discount rate, or a significant increase (decrease) to the underlying collateral’s appraised value, will result in a significant increase (decrease) to the fair value of the investment.

(c) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(d) The Fund fair values certain corporate bonds received through bankruptcy distributions using prior transaction price (acquisition cost). The Manager monitors such investments for additional market information or the occurence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(e) The Fund fair values certain corporate bonds using the issuing company’s public debt as a comparable. Given the uncertainty of recovery value, the bid quote of the company’s debt was used. A significant increase (decrease) to the broker’s bid on the company’s public debt will result in an significant increase (decrease) to the value of the investment.

(f) The Fund fair values certain common stock shares to be received pending completion of a merger using the estimated cash equivalent value. The Manager monitors such investments for additional market information or the occurence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(g) The Fund fair values certain warrants received through bankruptcy distributions using a nominal value as a percentage of par of the bonds previously held to reflect the low probability of future value. The Manager monitors such investments for additional market information or the occurence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(h) The Fund fair values certain structured securities using a discount to par to reflect the low probability of future distributions resulting from litigation. A significant increase (decrease) to the estimated probability of cash flows resulting from the litigation proceedings will result in a significant increase (decrease) to the value of the investment.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 28, 2013		Year Ended September 28, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	106,838,017	$464,637,850	179,677,478	$749,557,749
Dividends and/or distributions reinvested	34,875,296	151,566,225	70,832,429	295,211,895
Acquisition—Note 9	13,404,148	57,771,879	73,155,128	314,567,048
Redeemed	(149,912,438)	(651,959,557)	(311,973,354)	(1,298,509,177)

Net increase	5,205,023	$22,016,397	11,691,681	$60,827,515

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	111

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended March 28, 2013		Year Ended September 28, 2012[1]
	Shares	Amount	Shares	Amount
Class B
Sold	1,767,748	$7,709,080	10,263,297	$42,836,405
Dividends and/or distributions reinvested	1,297,143	5,656,219	2,860,313	11,961,537
Acquisition—Note 9	1,429,866	6,191,320	4,258,497	18,396,708
Redeemed	(10,363,359)	(45,210,534)	(22,059,177)	(92,152,983)

Net decrease	(5,868,602)	$(25,653,915)	(4,677,070)	$(18,958,333)

Class C
Sold	29,553,815	$128,313,857	52,136,654	$216,949,813
Dividends and/or distributions reinvested	7,493,218	32,502,972	15,102,247	62,850,869
Acquisition—Note 9	4,533,002	19,537,238	15,949,561	68,423,617
Redeemed	(35,853,165)	(155,661,573)	(71,417,630)	(296,817,124)

Net increase	5,726,870	$24,692,494	11,770,832	$51,407,175

Class I
Sold	8,259,440	$35,820,293	12,098,223	$50,533,216
Dividends and/or distributions reinvested	451,656	1,956,915	168,686	718,016
Redeemed	(1,842,490)	(7,979,795)	(368,253)	(1,563,895)

Net increase	6,868,606	$29,797,413	11,898,656	$49,687,337

Class N
Sold	7,308,365	$31,791,251	14,121,050	$58,879,745
Dividends and/or distributions reinvested	1,297,869	5,644,557	2,713,166	11,316,412
Acquisition—Note 9	1,645,832	7,109,994	2,539,125	10,918,238
Redeemed	(11,109,551)	(48,327,592)	(19,705,631)	(82,327,358)

Net decrease	(857,485)	$(3,781,790)	(332,290)	$(1,212,963)

Class Y
Sold	25,858,113	$112,393,628	53,887,592	$224,195,334
Dividends and/or distributions reinvested	4,215,965	18,297,291	9,517,136	39,629,052
Acquisition—Note 9	638,039	2,749,946	1,620,678	6,968,915
Redeemed	(39,979,093)	(173,840,799)	(70,193,036)	(292,162,287)

Net decrease	(9,266,976)	$(40,399,934)	(5,167,630)	$(21,368,986)

1. For the year ended September 28, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from January 27, 2012 (inception of offering) to September 28, 2012, for Class I shares.

112	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the six months ended March 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$2,719,881,509	$2,922,507,506
U.S. government and government agency obligations	812,626,978	719,889,660
To Be Announced (TBA) mortgage-related securities	12,360,167,738	11,885,484,528

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	113

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class B	$168,179,991
Class C	69,974,430
Class N	6,169,399

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

114	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
March 28, 2013	$1,084,463	$17,618	$209,409	$44,228	$1,858

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended March 28, 2013, the Manager waived $5,358.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the six months ended March 28, 2013, the Manager waived fees and/or reimbursed the Fund $1,849,165 for management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	115

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and

116	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of March 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $79,914,180, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $23,553,506 as of March 28, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of March 28, 2013 the Fund has required certain counterparties to post collateral of $24,115,281.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of March 28, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $14,044,359 for which the Fund has posted collateral of $15,256,617. If a contingent feature would have been triggered as of March 28, 2013, the Fund could have been required to pay this amount

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	117

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

Valuations of derivative instruments as of March 28, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Appreciated swaps, at value	$2,101,602		Appreciated swaps, at value	$3,647,800
Credit contracts	Depreciated swaps, at value	5,667,733		Depreciated swaps, at value	2,348,869
Equity contracts	Appreciated swaps, at value	6,790,179		Depreciated swaps, at value	3,958,221
Interest rate contracts	Appreciated swaps, at value	936,323		Depreciated swaps, at value	1,135,151
Volatility contracts	Appreciated swaps, at value	1,710,405		Depreciated swaps, at value	3,620,288
Volatility contracts	Futures margins	3,297	*
Equity contracts	Futures margins	339,639	*	Futures margins	38,864	*
Interest rate contracts	Futures margins	1,061,088	*	Futures margins	1,200,323	*
Foreign exchange contracts	Closed currency contracts	2,168,217		Closed currency contracts	5,496,014
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	44,515,857		Unrealized depreciation on foreign currency exchange contracts	32,782,068
Foreign exchange contracts				Appreciated options written, at value	564,381
Foreign exchange contracts				Depreciated options written, at value	506,055
Interest rate contracts				Appreciated options written, at value	154,484
Interest rate contracts				Depreciated options written, at value	402,141
Credit contracts				Appreciated swaptions written, at value	13,333
Credit contracts				Depreciated swaptions written, at value	237,841
Interest rate contracts				Appreciated swaptions written, at value	7,104,354
Interest rate contracts				Depreciated swaptions written, at value	11,087,440
Credit contracts	Investments, at value	44,707	**
Foreign exchange contracts	Investments, at value	300,385	**
Interest rate contracts	Investments, at value	17,177,043	**

Total		$82,816,475			$74,297,627

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

118	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$(11,724,113)	$(1,374,091)	$—	$—	$—	$(9,486,247)	$(22,584,451)
Equity contracts	—	—	—	(7,313,501)	—	10,129,420	2,815,919
Foreign exchange contracts	(2,419,528)	—	30,111,345	1,918,271	(54,278,572)	—	(24,668,484)
Interest rate contracts	(61,979,170)	20,016,006	3,713,665	(12,461,021)	—	(3,816,552)	(54,527,072)
Volatility contracts	—	—	—	871,964	—	(3,370,687)	(2,498,723)

Total	$(76,122,811)	$18,641,915	$33,825,010	$(16,984,287)	$(54,278,572)	$(6,544,066)	$(101,462,811)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$11,635,267	$—	$6,961,580	$—	$—	$(1,718,245)	$16,878,602
Equity contracts	—	—	—	136,704	—	(369,043)	(232,339)
Foreign exchange contracts	8,489,375	(3,942,916)	—	(85,512)	54,439,677	—	58,900,624
Interest rate contracts	39,171,251	27,246	(5,525,245)	(2,075,210)	—	1,736,740	33,334,782
Volatility contracts	—	—	—	(361,630)	—	(675,005)	(1,036,635)

Total	$59,295,893	$(3,915,670)	$1,436,335	$(2,385,648)	$54,439,677	$(1,025,553)	$107,845,034

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	119

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended March 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $1,176,554,966 and $2,657,081,685, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

120	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the six months ended March 28, 2013, the Fund had an ending monthly average market value of $670,372,231 and $2,010,306,229 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	121

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended March 28, 2013, the Fund had an ending monthly average market value of $6,307,488 and $2,479,510 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

122	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended March 28, 2013, the Fund had an ending monthly average market value of $1,636,639 and $3,110,384 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the six months ended March 28, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
September 28, 2012	5,152,848,131	$3,896,584	10,178,747,400	$7,632,956
Options written	187,126,155,433	23,372,625	182,293,096,835	30,885,423
Options closed or expired	(144,726,753,564)	(21,755,638)	(68,344,043,116)	(25,147,954)
Options exercised	(41,480,250,000)	(5,053,895)	(115,859,135,000)	(12,066,024)

Options outstanding as of
March 28, 2013	6,072,000,000	$459,676	8,268,666,119	$1,304,401

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

124	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

For the six months ended March 28, 2013, the Fund had ending monthly average notional amounts of $134,918,201 and $112,457,182 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended March 28, 2013, the Fund had ending monthly average notional amounts of $117,660,077 and $224,976,789 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the six months ended March 28, 2013, the Fund had ending monthly average notional amounts of $167,297,799 and $70,314,007 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the six months ended March 28, 2013, the Fund had ending monthly average notional amounts of $3,686,161 and $2,245,846 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

126	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which give it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has purchased swaptions which give it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has purchased swaptions which give it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which give it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the six months ended March 28, 2013, the Fund had an ending monthly average market value of $22,638,259 and $22,063,401 on purchased and written swaptions, respectively.

Written swaption activity for the six months ended March 28, 2013 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of
September 28, 2012	$3,063,115,922	$34,151,151
Swaptions written	3,545,115,000	40,325,119
Swaptions closed or expired	(4,769,965,922)	(51,299,563)
Swaptions exercised	(586,270,000)	(3,806,390)

Swaptions outstanding as of March 28, 2013	$1,251,995,000	$19,370,317

7. Restricted Securities

As of March 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

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8. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund can have unfunded loan commitments. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. As of March 28, 2013, the Fund is contractually obligated to fund commitments of $338,584 by a specified date; these unfunded commitments have been included as Corporate Loans in the Statement of Investments.

9. Acquisition of Oppenheimer Champion Income Fund

On September 21, 2012, the Fund acquired all of the net assets of Oppenheimer Champion Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Champion Income Fund shareholders on February 14, 2012. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Champion Income Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on September 21, 2012[1]
Class A	0.4320069767	73,155,128	$314,567,048	$6,264,006,608
Class B	0.4306256944	4,258,197	$18,396,708	$281,804,959
Class C	0.4321876457	15,949,561	$68,423,617	$1,517,047,234
Class N	0.4322581395	2,539,125	$10,918,238	$240,418,510
Class Y	0.4242383721	1,620,678	$6,968,915	$725,843,933

1. The net assets acquired included net unrealized depreciation of $21,666,477 and an unused capital loss carryforward of $1,090,187,248, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$536,922,081
Net loss on investments	$556,454,238
Net decrease in net assets resulting from operations	$1,093,376,319

Acquisition of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

On October 4, 2012, the Fund acquired all of the net assets of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Portfolio Series Fixed Income Active Allocation Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	129

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

9. Acquisition of Oppenheimer Champion Income Fund Continued

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 4, 2012[1]
Class A	1.8290074246	13,404,148	$57,771,879	$6,307,043,023
Class B	1.8202699769	1,429,866	$6,191,320	$279,870,885
Class C	1.8279487239	4,533,002	$19,537,238	$1,529,086,212
Class N	1.8237608796	1,645,832	$7,109,994	$240,103,342
Class Y	1.8268703016	638,039	$2,749,946	$239,095,549

1. The net assets acquired included net unrealized appreciation of $8,979,792 and an unused capital loss carryforward of $551,452, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$230,141,521
Net gain on investments	$104,712,242
Net increase in net assets resulting from operations	$334,853,763

10. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as

130	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	131

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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Financial Statements for Oppenheimer Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”) for the Six Months Ended March 28, 2013
134	Statement of Assets and Liabilities

135	Statement of Operations

136	Statement of Changes in Net Assets

137	Notes to Financial Statements

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	133

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

STATEMENT OF ASSETS AND LIABILITIES    March 28, 20131 / Unaudited

Assets
Cash	$1,443,708
Receivables and other assets:
Other	261
Total assets	1,443,969
Liabilities
Payables and other liabilities:
Auditing and other professional fees	15,341
Trustees’ compensation	3,097
Custodian fees	1,068
Other	40
Total liabilities	19,546
Net Assets	$1,424,423
Composition of Net Assets
Par value of shares of beneficial interest	$150
Additional paid-in capital	1,499,850
Accumulated net investment loss	(75,577)
Net Assets—applicable to 15,000 shares of beneficial interest outstanding	$1,424,423
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$94.96

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

134	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

STATEMENT OF OPERATIONS    For the Six Months Ended March 28, 20131 / (Unaudited)

Expenses
Management fees	$5,364
Auditing and other professional fees	9,506
Trustees’ compensation	6,377
Custodian fees and expenses	1,307
Other	233
Total expenses	22,787
Net Investment Loss	(22,787)
Net Decrease in Net Assets Resulting from Operations	$(22,787)

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	135

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Month Ended March 28, 2013[1] (Unaudited)	Period Ended September 28, 2012[1,2]
Operations
Net investment loss	$(22,787)	$(52,790)
Net decrease in net assets resulting from operations	(22,787)	(52,790)
Capital Transactions
Net increase in net assets resulting from capital transactions	—	1,500,000
Net Assets
Total increase (decrease)	(22,787)	1,447,210
Beginning of period	1,447,210	—
End of period (including accumulated net investment loss of $75,577 and $52,790, respectively)	$1,424,423	$1,447,210

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from November 21, 2011 (commencement of operations) to September 28, 2012.

See accompanying Notes to Financial Statements.

136	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    March 28, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser was Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of March 28, 2013, 100% of the Fund was owned by Oppenheimer Global Strategic Income Fund (“OGSIF”).

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of March 28, 2013, the directors have not designated classes or series of outstanding participating shares. During the six months ended March 28, 2013, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 15,000 participating shares for $1,500,000 on November 21, 2011 in conjunction with OGSIF‘s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

138	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Capital transactions were as follows:

	Six Months Ended March 28, 2013 Amount	Period Ended September 28, 2012[1] Amount
Contributions	$—	$1,500,000
Withdrawals	—	—

Net increase	$—	$1,500,000

1. For the period from November 21, 2011 (commencement of operations) to September 28, 2012.

3. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.375%
Next $200 million	0.360
Next $200 million	0.345
Next $200 million	0.330
Next $200 million	0.300
Next $4 billion	0.250
Over $5 billion	0.240

The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

4. Financial Highlights

The following represents certain per share data and financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	139

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

4. Financial Highlights Continued

was based upon the daily net assets of the Fund during these periods. Unless otherwise noted, the calculations have been annualized for reporting purposes:

	Six Months Ended March 28, 2013	Period Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$96.48	$100.00
Income (loss) from investment operations:
Net investment loss	(1.52)	(3.52)
Net asset value, end of period	$94.96	$96.48

Total Return, at Net Asset Value[2]	(1.57)%	(3.52)%

Ratios to Average Net Assets:
Net investment loss	(3.18)%	(4.18)%
Total expenses	3.18%	4.18%

1. For the period from November 21, 2011 (commencement of operations) through September 28, 2012.

2. The total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for periods less than one full year.

5. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities

140	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	141

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Arthur Steinmetz, Vice President

Krishna Memani, Vice President

Sara Zervos, Ph.D., Vice President

Jack Brown, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

142	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	143

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

144	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RS0230.001.0313 May 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/8/2013